As filed with the Securities and Exchange Commission on September 2, 2025

1933 Act Registration No. 33-72424

1940 Act Registration No. 811-8194

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	x
Pre-Effective Amendment No.
Post-Effective Amendment No. 300	x

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	x
Amendment No. 301	x

(Check appropriate box or boxes.)

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

Denver, CO 80203

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Brendan Hamill

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and Address of Agent of Service)

Copy to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

3400 Walnut Street, Suite 700

Denver, CO 80205

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

[X]	immediately upon filing pursuant to paragraph (b)
[ ]	On (date), pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a) (1)
[ ]	on (date) pursuant to paragraph (a)
[ ]	75 days after filing pursuant to paragraph (a) (2)
[ ]	on (date), pursuant to paragraph (a) (2)

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

September 2, 2025

	Investor Class	Class A	Class C	Class I	Class II
Kotak India Equity Fund (formerly, ALPS | Kotak India ESG Fund)	INDAX	INAAX	INFCX	INDIX	INDSX

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	1
Investment Objectives and Principal Investment Strategies	7
More on The Fund’s Investments and Related Risks	8
Discussion of Principal Risks	9
Disclosure of Portfolio Holdings	12
Management	13
The Portfolio Managers	13
Administrator, Distributor and Transfer Agent of the Fund	14
Buying, Exchanging and Redeeming Shares	14
Share Transactions	20
Dividends and Distributions	21
Taxes	22
Financial Highlights	26
Appendix A – Intermediary Sales Charge Waivers and Discounts	A-1
Appendix B – Licensing Agreement	B-1
Additional Information About The Fund	Back Cover

alpsfunds.com

Kotak India Equity Fund

Summary Section

KOTAK INDIA EQUITY FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 14 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 54 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	3.25%	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I	Class II
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%(1)	0.00%	0.00%
Total Other Expenses	0.38%	0.38%	0.32%	0.28%	0.22%
Shareholder Services Fees	0.15%	0.15%	0.00%(1)	0.00%	0.00%
Other Expenses	0.23%	0.23%	0.31%	0.28%	0.22%
Recoupment of Previously Waived Fees	0.00%	0.00%	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses(2)	1.28%	1.28%	1.97%	0.93%	0.87%
Fee Waiver and Expense Reimbursement(3)	0.00%	0.00%	0.00%	0.00%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.28%	1.28%	1.97%	0.93%	0.75%

(1)	Per the Distribution and Services Plan (“the Plan”), the Plan allows up to an annual rate of 0.75% for distribution and marketing and up to 0.25% as a service fee.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(3)

Pursuant to a written agreement (the “Expense Agreement”), ALPS Advisors, Inc. (the “Adviser”) and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser”) have agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.00% of Investor Class, Class A, Class C, and Class I shares and 0.75% for Class II shares of the Fund’s average daily net assets. The Expense Agreement is in effect through February 28, 2027. The Adviser and the Sub-Adviser will be permitted to recapture, on a class- by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods do not exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the Fund’s current expense cap. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. Prior to February 28, 2027, this waiver may not be modified or discontinued without the approval of the Fund’s Board of Trustees.

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Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2027. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$130	$406	$702	$1,543
Class A Shares	$451	$718	$1,004	$1,818
Class C Shares	$300	$618	$1,062	$2,293
Class I Shares	$95	$296	$514	$1,142
Class II Shares	$77	$266	$470	$1,061

You would pay the following expenses if you did not redeem your shares:

Class C Shares	$200	$618	$1,062	$2,293

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, Class I and Class II shares, if a shareholder did not redeem shares, would be the same.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies.” For purposes of this 80% test, “equity-linked securities” include debt instruments and derivative instruments linked to an equity security or an equity market benchmark.

Indian Companies

Indian companies are those that:

●

are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India (which is presently considered an emerging market);

●	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
●	have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, rights and warrants to buy common stocks. The Fund intends to invest in companies of all capitalization sizes. The Fund may invest in securities denominated in Indian Rupees, U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

In order to make investments in India, the Fund is required by the Securities and Exchange Board of India (“SEBI”) to register as a Foreign Portfolio Investor (“FPI”). The Fund will invest in equity and equity-linked securities of Indian companies that, in the opinion of the Sub-Adviser have one or more of the following characteristics for growth, such as those that:

●	have significant opportunities for growth and or market share gain;
●	have sustainable competitive advantages;
●	that are sector leaders and enjoy leadership in their respective segments;
●	that are expected to experience operational and financial improvement relative to existing practices and performance;
●	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;
●	that are expected to create and deliver long-term value due to innovation and intellectual property rights (“IPR”) development; and
●	display the potential for value unlocking in the medium- to long-term due to a strategic sale, change in management, deregulation, economic legislation and reform.

Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, under normal circumstances, the Fund may hold a substantial portion of its investments in the financials sector.

The Sub-Adviser’s decision to sell a position held by the Fund is guided by several factors including any significant change in a company’s fundamentals that alters its valuation estimates, when a stock reaches its target price as determined by the Sub-Adviser, opportunities that, in the Sub-Adviser’s opinion, offer

2	Prospectus | September 2, 2025

Kotak India Equity Fund

better risk-adjusted returns compared to existing holdings, or any liquidity concerns. Furthermore, any outflows in the Fund may also impact the Sub-Adviser’s decision to sell a position held by the Fund.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests, including tariffs and other similar economic arrangements.

●

Micro-, Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in micro-capitalization, small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Geographic Risk. A focus on investments in issuers located in India will subject the Fund, to a greater extent, than if investments were less focused, to the risks of adverse securities markets, exchange rates and social, political, legal, regulatory, economic, religious or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

●

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, including tariffs and other similar economic arrangements. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

●

Indian Financials Sector Risk. The Indian financials sector is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials sector firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions, including those in the banking and other financial industries. The Indian financials sector is exposed to risks that may impact the value of investments in the financials sector more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials sector, such as the fact that only a small portion of the population holds insurance.

The banking industry and other financial industries are subject to extensive government regulation and can be significantly affected by changes in interest rates, general economic conditions, price and market competition, the imposition of premium rate caps or other changes in government regulation or tax law. Certain segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

●

India Market Risks. Investments in India can be considered speculative, and therefore may offer higher potential for losses. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. Share prices of Indian companies tend to be volatile, can be subject to currency exchange fluctuations and can lack liquidity. Indian stock exchanges have also experienced problems that have affected the market price and

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liquidity of the securities of Indian companies. These problems have included temporary exchange closures, broker defaults, settlement delays and strikes by brokers. In addition, the governing bodies of the Indian stock exchanges have from time to time restricted securities from trading, limited price movements and restricted margin requirements. Further, from time to time, disputes have occurred between listed companies and the Indian stock exchanges and other regulatory bodies that, in some cases, have had a negative effect on market sentiment. Similar problems could occur in the future and, if they do, they could harm the market price and liquidity of the shares held by the Fund.

The risk of loss may be increased because Indian issuers are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Indian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.

High inflation may lead to the adoption of corrective measures designed to moderate growth, regulate prices of staples and other commodities and otherwise contain inflation, and such measures could inhibit economic activity in India and thereby possibly adversely affect the Fund’s investments. Inflation may also directly affect the underlying investments by increasing operating costs and/or reducing the returns from such investments.

●

Loss of FPI Registration. Investment by the Fund in India is dependent on the registration of the Fund as an FPI. In the event that this registration is terminated, the Fund might be required to liquidate its positions in Indian securities at an inopportune time or upon disadvantageous terms.

Any investigations of, or actions against, the Fund or any of their shareholders initiated by the SEBI or any other Indian regulatory authority may impose a ban of the investment and trading activities of the Fund.

Additionally, SEBI has issued the SEBI (Foreign Portfolio Investors) Regulations 2019, as may be amended from time to time, and the Master Circular for Foreign Portfolio Investors, Designated Depository Participants and Eligible Foreign Investors, both of which include guidelines on eligibility norms and know your customer (“KYC”) guidelines with respect to FPIs. Failure to comply with the guidelines may lead to a loss of FPI registration for the Fund.

●

Currency Risk. Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s investments to decline in terms of U.S. dollars. Additionally, certain foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. The Fund may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

●

Sector and Securities Selection Risk. The performance of the Fund is related to the economic sectors that the Sub-Adviser may choose to emphasize or deemphasize from time to time, as well as to the individual securities within those sectors held by the Fund. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different. Class II shares of the Fund commenced operations on December 19, 2019. The performance shown in the table below for periods prior to December 19, 2019 for Class II shares reflects the performance of the Fund’s Class I shares, the initial share class, calculated

4	Prospectus | September 2, 2025

Kotak India Equity Fund

using the fees and expenses of Class II shares. If Class II shares of the Fund had been available during periods prior to December 19, 2019, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter: March 31, 2017	19.85%
Worst Quarter: March 31, 2020	-30.82%

The Fund’s Investor Class share year-to-date return as of June 30, 2025 was 5.58%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA or to a foreign shareholder.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares, Class I shares and Class II shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	11.02%	10.42%	8.15%
Return After Taxes on Distributions	9.56%	9.50%	7.01%
Return After Taxes on Distributions and Sale of Fund Shares	11.37%	8.64%	6.52%
Class A Shares
Return Before Taxes	4.92%	9.20%	7.54%
Class C Shares
Return Before Taxes	9.24%	9.59%	7.36%
Class I Shares
Return Before Taxes	11.26%	10.68%	8.43%
Class II Shares
Return Before Taxes	11.51%	10.96%	8.56%
Morningstar India Index (reflects no deduction for fees, expenses or taxes)***	12.46%	14.49%	10.25%
MSCI India Index (Gross Total Return) (reflects no deduction for fees, expenses or taxes)**,***	12.41%	13.11%	9.01%
MSCI India Index (Net Total Return)*,**,****	11.21%	12.52%	8.73%

*	Broad-based securities market index.

**	Source: MSCI Analytics.

***	Additional index.

****

The MSCI India Index (Net Total Return) is replacing the MSCI India Index (Gross Total Return) as the Fund’s broad-based securities market index. The Adviser and Sub-Adviser made this recommendation to the Board because the new index is more representative of the Fund’s investment profile. Information on both indices will be shown for a one-year transition period.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”) is the investment adviser to the Fund, and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Nitin Jain, Co-Portfolio Manager at Kotak, has been a portfolio manager of the Fund since its inception in February 2011. Amit Kumar Jain, Co-Portfolio Manager at Kotak, has been a portfolio manager of the Fund since September 2023. The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

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PURCHASE AND SALE OF FUND SHARES

The Fund offers investors five Classes of shares: Classes Investor, A, C, I and II. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-qualified accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. The minimum investment for Class II shares is $10 million. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after a redemption request has been received in good order.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules. Special rules will apply to distributions paid to foreign shareholders.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6	Prospectus | September 2, 2025

Investment Objectives and Principal Investment Strategies

This section describes the Fund’s investment objectives and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks to achieve long-term capital appreciation.

While there is no assurance that the Fund will achieve its investment objective, the Fund endeavors to do so by following the strategies and policies described in this prospectus.

The Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

To achieve its objective, under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies.” For purposes of this 80% test, “equity-linked securities” include debt instruments and derivative instruments linked to an equity security or an equity market benchmark.

Indian Companies

Indian companies are those that:

●

are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India (which is presently considered an emerging market);

●	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
●	have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, rights and warrants to buy common stocks. The Fund intends to invest in companies of all capitalization sizes. The Fund may invest in securities denominated in Indian Rupees, U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

In order to make investments in India, the Fund is required by the Securities and Exchange Board of India (“SEBI”) to register as a Foreign Portfolio Investor (“FPI”). The Fund has procured registration with the SEBI as a Category I FPI to invest in India. The Fund is subject to taxation in India at the applicable rates for the investments made directly by the Fund, subject to any benefit available to it under the India – US Tax Treaty. The Fund will invest in equity and equity-linked securities of Indian companies that, in the opinion of the Sub-Adviser have one or more of the following characteristics for growth, such as those that:

●	have significant opportunities for growth and or market share gain;
●	have sustainable competitive advantages;
●	that are sector leaders and enjoy leadership in their respective segments;
●	that are expected to experience operational and financial improvement relative to existing practices and performance;
●	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;
●	that are expected to create and deliver long-term value due to innovation and intellectual property rights (“IPR”) development; and
●	display the potential for value unlocking in the medium- to long-term due to a strategic sale, change in management, deregulation, economic legislation and reform.

The Fund may engage in certain derivative transactions, subject to the applicable rules of the CFTC, as well as the applicable rules of the National Stock Exchange of India.

Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, under normal circumstances, the Fund may hold a substantial portion of its investments in the financials sector.

The Sub-Adviser will implement an active fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis. As a “top down” investor, the Sub-Adviser focuses primarily on broad investment contours like sectoral and sub-sectoral composition. The Sub-Adviser’s investment team examines the Indian and global economy to identify potential investment opportunities across industries. Even when an industry is out of favor with the broad market, the Sub-Adviser’s investment team analyzes potentially good opportunities within the sector, endeavoring to bring, in the Sub-Adviser’s opinion, the best ideas to the Fund with a mix of companies across sectors. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies whose current valuations, in the Sub-Adviser’s opinion, does not reflect future growth prospects. The Sub-Adviser chooses companies that have identifiable drivers of future earnings growth and present, in the Sub-Adviser’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The Sub-Adviser’s philosophy includes favoring companies that have competitive advantages through leading-edge products,

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intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business. In choosing equity investments, the Sub-Adviser also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

The Sub-Adviser’s decision to sell a position held by the Fund is guided by several factors including any significant change in a company’s fundamentals that alters its valuation estimates, when a stock reaches its target price as determined by the Sub-Adviser, opportunities that, in the Sub-Adviser’s opinion, offer better risk-adjusted returns compared to existing holdings, or any liquidity concerns. Furthermore, any outflows in the Fund may also impact the Sub-Adviser’s decision to sell a position held by the Fund.

More on The Fund’s Investments and Related Risks

The Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in which the Fund Invests?

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests.

Foreign Securities

The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States, including issuers located in emerging markets. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Growth Securities

Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole. Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

Value Securities

Value securities are equity securities that are or are believed to be currently underpriced. Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Small- and Medium-Sized Company Securities

Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small- and medium-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

Other Investment Policies

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Changes of Investment Restrictions

Certain of the Fund’s investment policies are also “non-fundamental” investment restrictions of the Fund. This means that such non-fundamental investment restrictions may be changed at any time without shareholder approval by the Board of Trustees. Unless expressly stated otherwise in the Prospectus or the Statement of Additional Information, any investment policies or restrictions contained in the Prospectus or Statement of Additional Information are non-fundamental.

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Investment Limitations

Except with respect to the illiquid investment restrictions set forth above and as otherwise required by the Investment Company Act of 1940, as amended, (the “1940 Act”) and the rules and regulations thereunder, all limitations on the Fund’s investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Temporary Defensive Investments

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions which in the case of the Fund may constitute up to one hundred percent (100%) of the Fund’s total assets, in short-term debt securities, derivatives, cash and cash equivalents, shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Under such circumstances, the Fund may not achieve its investment objective. The Fund may also invest a substantial portion of their assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with their policies.

The Fund may invest any portion of its assets that is not in Indian companies in high-quality short-term money market instruments, money market shares, repurchase agreements or equity or debt securities of companies in countries outside of India. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These instruments may be in various currencies.

Cash Position

The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested.

Other Investment Companies

The Fund may, from time to time, invest in securities of other investment companies (such as certain exchange-traded funds or ETFs) primarily for purposes of short term cash management.

Other Limitations on Changes to Fund Policies

The Fund’s policy to invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a specified category may not be changed without a written notification to shareholders at least sixty (60) days prior to any such change, to the extent required by law.

The Sub Adviser shall exclude direct investments in corporate issuers which, in the opinion of the Sub-Adviser, has significant exposure to, or ties with certain sectors including but not limited to:

(i)	the production of certain types of controversial weapons (such as cluster munitions);
(ii)	the distribution or production of firearms or small arms ammunition intended for retail civilians;
(iii)	the extraction of certain types of fossil fuel;
(iv)	the production of tobacco products;
(v)	the ownership or operation of gambling-related activities or facilities; and
(vi)	production of adult entertainment materials.

Discussion of Principal Risks

There are inherent risks associated with the Fund’s principal investment strategies. The factors that are most likely to have a material effect on the Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund’s “Fund Summary” section above and further described below. To the extent the Fund invests in other investment companies, the Fund will be subject to the same risks of the other investment companies to the extent of the Fund’s investment. For additional information regarding risks of investing in the Fund, please see the SAI.

Currency Risk

Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s investments to decline in terms of U.S. dollars. Additionally, certain foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “TAXES” below. The Fund or the underlying ETFs that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Equity Securities Risk

The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets

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generally or factors affecting specific industries, sectors or companies in which the Fund invests, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, including tariffs and other similar economic arrangements. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

Geographic Risk

The Fund concentrates in a single region of the world, and as such, the Fund’s performance may be more volatile than that of a fund that invests globally. If securities of that region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

For example, a focus on investments in issuers located in India will subject the Fund, to a greater extent, than if investments were less focused, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

In order to gain exposure to certain issuers, the Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers.

Indian Financials Sector Risk

The Fund may have significant exposure to the financial sector. The Indian financials sector is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials sector firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions, including those in the banking and other financial industries. The Indian financials sector is exposed to risks that may impact the value of investments in the financials sector more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials sector, such as the fact that only a small portion of the population holds insurance.

The banking industry and other financial industries are subject to extensive government regulation and can be significantly affected by changes in interest rates, general economic conditions, price and market competition, the imposition of premium rate caps or other changes in government regulation or tax law. Certain segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

India Market Risks

Political and Economic Risks in India

Investments in India can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. The share prices of companies in India tend to be volatile and there is a significant possibility of loss. Governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the Fund’s investments. Although the government of India has recently begun to institute economic reform policies, there can be no assurance that it will continue to pursue such policies or, if it does, that such policies will succeed.

The laws of India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors and the bankruptcy of state enterprises are generally less well developed or different from such laws in the United States. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

It may be more difficult to obtain or enforce a judgment in the courts of India than it is in the United States. In addition, unanticipated political and social developments may affect the value of the Fund’s investments in India and the availability to the Fund of additional investments. Monsoons and other natural disasters also can affect the value of Fund investments.

The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one

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or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Indian products and reduced flows of private capital to the Indian economy.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with countries such as Pakistan and China. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. The Indian population is comprised of diverse religious, linguistic and ethnic groups, and from time to time, India has experienced internal disputes between religious groups within the country. The Indian government has confronted separatist movements in several Indian states. Further, India has recently seen fresh Chinese incursion into its territories resulting in a stand-off between the two countries. While government and military representatives from both countries have engaged to push forward a solution on the border row, there has been no significant development on this. If the Indian government is unable to come to an agreeable solution on these disputes, the situation can escalate and potentially destabilize the economy, and, consequently, adversely affect the Fund’s investments.

Market Risk in India

The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets may be impaired.

A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. Sales of securities by such issuers’ major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.

Foreign Investment Risk in India

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree, and is governed by the SEBI (Foreign Portfolio Investors Regulations, 2019, consolidated Foreign Direct Investments (“FDI”) policy and other applicable foreign exchange regulations prescribed by the Reserve Bank of India, as may be amended from time to time (collectively “Applicable FPI Regulations”). In India, only FPIs that are registered with the SEBI, may make direct investments in exchange traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India).

The Fund is registered with SEBI directly as an FPI so that it may invest directly in Indian securities.

Kindly refer to the SAI for more details on the Applicable FPI Regulations and the various conditions for registration as an FPI, as prescribed by Applicable FPI Regulations.

Under the Applicable FPI Regulations, the Fund cannot hold 10% or more of the total paid-up equity capital on a fully diluted basis. Under the Applicable FPI Regulations, the Fund cannot hold 10% or more of the total paid-up equity capital on a fully diluted basis or 10% or more of the paid-up value of each series of convertible debentures, convertible preference shares or share warrants issued by an Indian company on a fully diluted basis. Currently, under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to the payment or withholding of applicable Indian taxes. The aggregate holdings by FPIs in any Indian company cannot exceed the sectoral caps applicable to the Indian company as laid down in the Applicable FPI Regulations with respect to its paid-up equity capital on a fully diluted basis or such same sectoral cap percentage of paid-up value of each series of debentures or preference shares or share warrants. There can be no assurance that these foreign investment restrictions will not change in a way that makes it more difficult (or impossible) for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

Loss of FPI Registration

Investment by the Fund in India is dependent on the registration of the Fund as an FPI. In the event that this registration is terminated, the Fund might be required to liquidate its positions in Indian securities at an inopportune time or upon disadvantageous terms.

Any investigations of, or actions against, the Fund or any of its shareholders initiated by the SEBI or any other Indian regulatory authority may impose a ban of the investment and trading activities of the Fund.

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Additionally, SEBI has issued the SEBI (Foreign Portfolio Investors) Regulations 2019, as may be amended from time to time, and the Master Circular for Foreign Portfolio Investors, Designated Depository Participants and Eligible Foreign Investors both which include guidelines on eligibility norms and KYC guidelines with respect to FPIs. Failure to comply with the guidelines may lead to a loss of FPI registration for the Fund.

Settlement Risk in India

Settlement of securities transactions in India are subject to the risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, the Fund’s ability to redeem Fund shares may be impaired. To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Fund may have to sell more liquid securities which it would not otherwise choose to sell.

Currency Risk in India

Because investing in India involves investing in Indian rupees, the value of Fund assets measured in U.S. dollars may be adversely affected by changes in currency exchange rates. Such rates may fluctuate significantly over short periods of time causing fluctuations in the Fund’s net asset value. Costs are incurred in connection with conversions between various currencies. At times the portfolio manager may (but is not required to) use hedging techniques (such as forward contracts and options) to attempt to mitigate the adverse effects of foreign currency fluctuations.

Managed Portfolio Risk

As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective.

Market Risk

Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Micro-, Small- and Medium-Size Company Risk

To the extent that the Fund invests in micro-, small- and mid-capitalization stocks, the Fund is likely to be more volatile than a fund that invests only in large companies. Micro, small- and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

Furthermore, non-U.S. taxes also could detract from performance of the non-U.S. securities in which the Fund invests and in turn could negatively impact the performance of the Fund. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.

Sector and Securities Selection Risk

Companies in which the Fund may invest with similar characteristics may be grouped together in broad categories called sectors. The performance of the Fund is related to the economic sectors that the Sub-Adviser may choose to emphasize or deemphasize from time to time, as well as to the individual securities within those sectors held by the Fund or the underlying ETF. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

Disclosure of Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

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Management

ALPS Advisors, subject to the authority of the Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

The Adviser has delegated daily management of Fund assets to Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser” or “Kotak”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

Kotak is registered with the SEC as a registered investment adviser and holds a Capital Markets License for Fund Management issued by the Monetary Authority of Singapore.

Kotak’s principal business address is 16 Raffles Quay, #31-02, Hong Leong Building, Singapore 048581. As of October 31, 2024, Kotak had approximately $5.62 billion in assets under management.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 0.65% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser pays the Sub-Adviser an annual sub-advisory management fee pursuant to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) as follows: The Adviser will pay the Sub-Adviser an annual management fee of 0.56% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

The initial term of the Investment Advisory Agreement and the Sub-Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the basis for the Board of Trustees’ approval of the renewal of the Fund’s Advisory and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ending October 31, 2024.

The Adviser and the Sub-Adviser have contractually agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, Acquired fund fees and expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.00% of Investor Class, Class A, Class C and Class I shares and 0.75% of Class II shares of the Fund’s average daily net assets. This agreement is in effect through February 28, 2027. The Adviser and the Sub-Adviser will be permitted to recapture, on a class- by-class basis, expenses they have borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis.

The Adviser will waive the advisory fee payable to it by the Fund (the “Advisory Fee”) to the extent of such excess; the Sub-Adviser will waive the sub-advisory fee payable to it by the Adviser (the “Sub-Advisory Fee”) by the portion of such excess equivalent to the portion of the Advisory Fee represented by the Sub-Advisory Fee; and to the extent that such excess exceeds the amount of the Advisory Fee attributable to the particular Class, the Sub-Adviser and Adviser shall proportionately reimburse the Fund with respect to such Class in the amount that such excess exceeds the amount of the Advisory Fee attributable to the Class.

Advisory Fees

During the most recent fiscal year ended October 31, 2024, the Fund that has been in operation for a full fiscal year paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment adviser and/or the Fund’s sub-adviser (as applicable). Daily investment decisions are made by the respective sub-adviser(s) for the Fund, whose investment experience is described below under the heading “Portfolio Managers.”

Fund Name	Contractual Annual Advisory Fee (as a percentage of daily net assets)	Aggregate Annual advisory fee paid to investment adviser (as a percentage of daily net assets)	Aggregate Annual advisory fee paid to sub- adviser (as a percentage of daily net assets)
Kotak India Equity Fund	0.65%	0.07%	0.46%

The Portfolio Managers

The portfolio managers are jointly and primarily responsible for the day-to-day operation of the Fund.

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Nitin Jain, Co-Portfolio Manager at Kotak, has been a portfolio manager of the Fund since its inception in February 2011. Amit Kumar Jain, Co-Portfolio Manager at Kotak, has been a portfolio manager of the Fund since September 2023.

Portfolio Managers	Past 5 Years’ Business Experience
Nitin Jain, CFA®(1)

Mr. Jain has served as a portfolio manager since the Fund’s inception and as the Principal Fund Manager of Kotak’s Long-Only Equities Fund Management from November 2006 to present. Mr. Jain received his B.E. in Mechanical Engineering and an M.M.S. from Mumbai University and CFA®.

Amit Kumar Jain

Amit Kumar Jain is a Co-Portfolio Manager of the Kotak India Equity Fund, and has been so since September 2023. Before joining Kotak Group in 2023, Mr. Jain served as Fund Manager at Samsung Asset Management (HK) for ten years. He has been associated with the Indian capital markets for over twenty years. Mr. Jain holds a PGDCM from the Indian Institute Of Management (IIM) – Calcutta (and is a Gold Medalist). He is a CFA charter holder and a Chartered Accountant.

(1)	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Administrator, Distributor and Transfer Agent of the Fund

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Fund’s administrator, fund accounting agent and transfer agent. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor.

Buying, Exchanging and Redeeming Shares

This Prospectus only offers Investor Class, Class A, Class C, Class I, and Class II shares of the Fund. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest;
●	total expenses associated with owning shares of each class; and
●

whether you qualify for any reduction or waiver of sales charges (for example, Investor Class and Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Investor Class, Class A and Class C shares are generally available only in connection with financial intermediaries. The Class I and Class II shares are offered only through certain types of financial intermediaries and to certain institutional investors. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Class I and Class II shares are not offered directly to individual investors.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Investor Class, Class A, and Class C Shares

The Fund has adopted a separate plan of distribution for Investor Class, Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”).

The Plans allow the Fund, as applicable, to use Investor Class, Class A, and/or Class C assets to pay fees in connection with the distribution and marketing of, and/or ongoing shareholder services to Investor Class, Class A, and/or Class C. Each Plan permits payment for services in connection with the administration of plans or programs that use Investor Class, Class A, and Class C shares of the Fund as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class and Class A shares, and 1.00% of the Fund’s average daily net assets attributable to its Class C shares, comprised of 0.75% for distribution and marketing and up to 0.25% as a servicing fee. Because these fees are paid out of the Fund’s Investor Class, Class A, or Class C assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class, Class A, and Class C shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. Distributor is entitled to retain some or all fees payable under the Plans in certain

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circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

The Distributor is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares. The Distributor may, pursuant to a written agreement between Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares should the financial intermediary forgo the commission.

Shareholder Services Plan for Investor Class, Class C and Class A Shares

The Fund has adopted a shareholder services plan (a “Services Plan”) with respect to the Fund’s Investor Class shares and Class A shares. Under the Services Plan, the Fund is authorized to pay select financial intermediaries and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Investor Class or Class A shares of the average daily net asset value of the Investor Class or Class A shares of the Fund attributable to or held in the name of a Participating Organization. The fee is compensation for providing some are all of the following on-going services: (i) maintaining separate records for each beneficial shareholder; (ii) transmitting purchase and redemption orders; (iii) preparing and transmitting account statements for each beneficial shareholder; (iv) transmitting proxy statements, periodic reports, and other communications to beneficial shareholder; and/or (v) providing periodic reports to the Fund to enable the fund to comply with state Blue Sky requirements. Additionally for the Class C shares, as described above, under the Distribution and Services (12b-1 Plan), up to 0.25% may be used as a services fee. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund.

Payments to Financial Intermediaries

The Fund’s Adviser and/or Sub-Adviser and/or their affiliates may also make payments for distribution and/or shareholder servicing activities for out of their own resources. The Adviser or Sub-Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries out of their own resources. The amount of these payments is determined by the adviser or sub-adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or offer shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Networking, Sub-Accounting and Administrative Fees

Certain financial intermediaries may contract with the Fund, or its designees, to perform certain shareholder services, such as networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. In consideration for providing these services, the financial intermediaries will receive compensation, which is typically paid by the Fund. Any such payment by the Fund to a financial intermediary for networking, recordkeeping, sub-accounting and/or administrative services are in addition to any 12b-1 related services provided to shareholders.

In addition to these fees, Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. The nature and amount of such commission or other compensation for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.

Investment Minimums

The Fund offers investors four Classes of shares in this Prospectus: Classes Investor, A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-qualified accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. The minimum investment for Class II shares is $10 million. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy, redeem, or exchange shares at that day’s price, you must place your order with the Fund or its agent by the time the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order by the actual closing time. Any such orders for purchases of the Fund’s shares must be received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Orders received by financial intermediaries by the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. Investors may not purchase, exchange or redeem shares of the Fund directly. Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full

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service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

Investors may be charged a fee if they effect transactions through broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Sales Charge When You Purchase Investor Class, Class A or Class C Shares

Below is a summary of certain features of Investor Class, Class A, and Class C shares:

	Investor Class	Class A	Class C
Initial Sales Charge	None	Up to 3.25%(1)	None
Contingent Deferred Sales Charge (“CDSC”)	None	None (except on redemptions of certain large purchases held for less than 12 months)	1.00% on redemptions within 12 months
Distribution and Service Fees	Up to 0.40%	Up to 0.40%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally higher than Class C due to lower annual expenses	Generally lower than Investor Class due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

(1)

Depending on the total assets you invest. A CDSC of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $250,000. See Section titled “Contingent Deferred Sales Charge” below.

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the table and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Investment	Dealer Concession as a Percentage of Offering Price*
Less than $100,000	3.25%	3.36%	3.00%
$100,000-$249,999	3.00%	3.09%	2.75%
$250,000-$4,999,999	0.00%	0.00%	1.00%
$5,000,000-$9,999,999	0.00%	0.00%	0.50%
$10,000,000-$49,999,999	0.00%	0.00%	0.25%
$50,000,000 or greater	0.00%	0.00%	0.00%

*	“Offering Price” includes the front-end sales load.

The Investor Class, Class C, Class I and Class II shares do not charge an initial sales load.

Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

The Fund may waive Class A sales charges on investor purchases including shares purchased by:

●	Officers, directors, trustees and employees of the adviser, sub-adviser and their respective affiliates;

16	Prospectus | September 2, 2025

●	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the adviser;
●	Immediate family members of all such persons as described above;
●	Financial intermediary supermarkets and fee-based platforms; and
●

Financial intermediaries who have entered into an agreement with the Principal Underwriter/Distributor/the fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of the Fund and the shares of all other share classes of such Fund then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

●	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
●	solely controlled business accounts; and
●	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class A Shares

If you invest $250,000 or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of 1% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $250,000. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Class C Shares

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

Waiver of CDSC

The Fund may waive the imposition of a CDSC on redemption of Fund shares under the following circumstances and conditions:

●

redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

●

required minimum distributions from a tax-qualified retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

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If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Exchanging Shares

Exchanging Shares of ALPS-Advised Funds

You may exchange shares in the Fund for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

●	ALPS Asset Allocation Growth & Income
●	ALPS Balanced Opportunity Fund
●	ALPS Global Opportunity Fund
●	ALPS | CoreCommodity Management CompleteCommodities Strategy Fund
●	ALPS | Smith Total Return Bond Fund
●	ALPS | Smith Short Duration Bond Fund
●	ALPS | Smith Credit Opportunities Fund

If you are an existing shareholder of the Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired described in “Investment Minimums” above. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold.

You may also transfer between classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

Before effecting an exchange, you should read the prospectus for the Fund into which you are exchanging.

Automatic Conversion of Class C Shares to Class A Shares After 8-Year Holding Period

The Fund has adopted an automatic conversion feature for Class C Shares, whereby the Class C Share of the Fund will automatically convert to Class A Shares of the same Fund with equivalent aggregate value, approximately eight (8) years after the date of purchase of such Class C Share (“Auto Conversion”).

Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods for Class C Shares and therefore may not be able to process such conversion for Class C Shares held prior to the Effective Date. In these instances, each Class C Share held as of the Effective Date will automatically convert to Class A Shares with equivalent aggregate value approximately eight (8) years after the Effective Date. If you have any questions regarding your Financial Intermediary’s ability to implement the Auto Conversion feature please contact an authorized agent of your Financial Intermediary for additional information.

Conversion of Advisory Share Class Shares to non-Advisory Share Class Shares

A shareholder holding the Fund’s advisory share class shares through an investment advisory account with an omnibus intermediary will have their shares converted at net asset value and without an additional sales load to shares of a non-advisory share class of the Fund upon the Fund’s transfer agent having received notice of the termination of such shareholder’s investment advisory account.

Additional Information About Exchanges

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-qualified account. Transfers between classes of the Fund are generally not taxable transactions but may create reporting obligations for certain significant holders of Fund shares in the year of the exchange. See the SAI under “TAXES-Special Tax Considerations-Transfers between Classes of a Single Fund.”

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation. Call or write the Fund for further details.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after a redemption request has been received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, but, in any case, within no more than seven business days from the date of receipt. If notice of a redemption request received on a day that is not a business day, the redemption notice will be deemed received as of the next business day. If notice of a redemption request is received on a business day, but after

18	Prospectus | September 2, 2025

the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time), the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

It is anticipated that the Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. The Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of the Fund’s investments, in which case the Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. The Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. The Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, the Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Payment of redemption proceeds will ordinarily be made on the next business day following the date of redemption, but, in any case, within no more than seven business days from the date of redemption. If a redemption notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time), the redemption notice will be deemed received as of the next business day. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to ten business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to your bank account of record. The Fund or your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing. The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind may take longer than other redemption payments because the payment will be made at least in part in securities rather than cash, and will ordinarily be made within no more than seven business days from the date of redemption.

In most situations where the Fund distributes securities to meet a redemption request, the Fund expects to distribute a pro rata slice of the Fund’s portfolio securities, subject to certain limitations relating to odd-lot amounts of securities and securities subject to transfer restrictions. The Fund reserves the right, however, to distribute individual securities (which may not be representative of the portfolio as a whole) in consultation with, or at the recommendation of, the Adviser or Sub-Adviser, as applicable.

Redemption Fees

If you sell or exchange your shares of the Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; and (iii) redemptions in-kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

●	Redemptions due to small balance maintenance fees;
●	Redemptions related to death or due to a divorce decree;
●	Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals

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due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

●

Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Share Transactions

Small Account Balances/Mandatory Redemptions

The Fund does not currently impose an account minimum. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

If you sell or exchange your shares of the Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

20	Prospectus | September 2, 2025

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s assets for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Adviser as the valuation designee selected by the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt securities, including short-term debt obligations that will mature in 60 days or less, will generally be valued at the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fund’s adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. Effective May 11, 2018, if you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf, or an individual listed as an underlying beneficial owner) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Dividends and Distributions

The Fund declares and distributes dividends, if any, on an annual basis. The Fund distributes capital gains, if any, on an annual basis.

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Income dividend distributions are derived from interest and other income the Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Trust is an open-end registered investment company under the 1940 Act. As such, the Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Fund.

The Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Taxes

Except where otherwise noted, this discussion below addresses the U.S. federal income tax consequences of an investment in the Fund only for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;
(ii)	U.S. corporations;
(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
(iv)

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

Except where otherwise noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) tax-exempt organizations, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the corporate alternative minimum tax, and (ix) shareholders that are pass-through entities.

If an entity treated as a pass-through entity for U.S. federal income tax purposes (including an entity classified as a partnership or S corporation for federal income tax purposes) is a beneficial owner of Fund shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the entity. For further information regarding the U.S. federal income tax consequences of an investment in the Fund, investors should see the SAI under “TAXES – Taxation of the Fund.”

All persons that are considering the purchase of shares should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Fund.

The Fund intends to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a RIC and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Fund also intends to distribute its net investment income and any net capital gains (in excess of any capital loss carryovers) so that the Fund is not subject to U.S. federal income tax in general. If the Fund does not meet certain distribution requirements, the Fund may be subject to significant excise taxes. This discussion assumes that the Fund will qualify as a RIC and will satisfy these distribution requirements. There can be no guarantee that these assumptions will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to shareholders.

Distributions of net capital gains that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains regardless of how long the shares of the Fund are held. The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, from investments in section 1256 contracts (discussed below), and when it receives capital gain distributions from exchange-traded funds (“ETFs”) in which the Fund owns investments.

A portion of the Fund’s distributions may be derived from “qualified dividend income,” which would be taxed at favorable rates applicable to long-term capital gains so long as certain requirements are met. Corporate shareholders may be able to take a 50% dividends-received deduction for a portion

22	Prospectus | September 2, 2025

of the dividends received by the Fund; to the extent such dividends are received by the Fund or are identified by an ETF as received from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund or an underlying ETF are treated as dividends, provided certain holding period and other requirements are satisfied.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable to shareholders as ordinary income. The Fund may realize short-term capital gains when it sells or redeems a security that it has owned for one year or less. The Fund may realize ordinary income from certain distributions from ETFs, from foreign currency gains, from interest on indebtedness owned by the Fund and from other sources.

Section 1256 contracts owned by an underlying ETF, including certain option transactions, certain foreign currency contracts and certain futures transactions, generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses.

Distributions paid by the Fund that are designated as “section 199A dividends” may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate for taxable years beginning before 2026, provided that certain holding period requirements and other conditions are satisfied. Distributions paid by the Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs or from underlying ETFs that receive distribution from REITs for the year reduced by the Fund’s allocable expenses. For more information, see the discussion in the SAI under “TAXES-Special Tax Considerations-Real Estate Investment Trusts.”

Distributions of earnings are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is still taxable. An investor can avoid this result by investing soon after the Fund has paid a dividend. Distributions made by the Fund to shareholders who own their shares through tax-qualified retirement accounts are generally not taxable. Distributions from such accounts are subject to special tax rules.

The maximum long-term capital gain rate applicable to individuals is 20%, in addition to the 3.8% surtax on net investment income described under “Surtax on Net Investment Income,” below. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Sale or Redemption of Fund Shares

A shareholder who sells or redeems shares of the Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the sale or redemption and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund.

Any capital gain or loss realized upon the sale or redemption of shares of the Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term loss. The deductibility of capital losses is subject to significant limitations.

Taxation of Certain Investments

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce the Fund’s yield on those securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that the Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Fund makes no assurances regarding its ability or willingness to so elect. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. For more information, see the SAI under “TAXES – Special Tax Considerations.”

The Fund may at times buy newly issued debt obligations at a price lower than their stated redemption price at maturity (“original issue discount”), especially during periods of rising interest rates. For U.S. federal income tax purposes, original issue discount will be included in the Fund’s ordinary income as such original issue discount accrues over the term of the instrument. Even though payment of that amount is not received until a later time (and might never be received), the amount of accrued original issue document will be distributed to shareholders as taxable dividends over the term of the instrument. The Fund may also buy investments in the secondary market which are treated as having market discount. Market discount is the excess of a debt obligation’s stated

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redemption price at maturity over the basis of the obligation immediately atter acquisition by the taxpayer. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to include the amount of market discount as ordinary income over the term of the instrument even though the Fund will not yet have received payment of such amounts.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of a taxpayer that is an individual, and on the undistributed net investment income of certain trusts and estates to the extent that the taxpayer’s gross income as adjusted exceeds a threshold amount for a year. Net investment income will include, among other types of income, ordinary income dividends and capital gain distributions received from the Fund, as well as net gains from redemptions or other taxable disposition of the Fund’s shares, in each case net of deductions properly allocable to such income. For information regarding the surtax on net investment income, See the SAI under “TAXES – Surtax on Net Investment Income.”

Backup Withholding

The Fund is also required in certain circumstances to backup withhold on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who (i) has failed to provide a correct taxpayer identification number or (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify that the shareholder is a U.S. person who is not subject to backup withholding. The backup withholding tax rate is currently 24% for tax years beginning before 2026. For more information regarding backup withholding, see the SAI under “TAXES – Backup Withholding.”

Foreign Shareholders

Distributions paid by the Fund to a shareholder that is not a U.S. person (a “foreign shareholder”) that are properly reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends, will not be subject to withholding of U.S. federal income tax, provided certain conditions are met as described in the SAI under “TAXES - Foreign Shareholders.” Other ordinary income dividends will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or a lower applicable treaty rate).

A foreign shareholder is generally not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, on capital gain dividends or on short-term capital gain dividends or interest-related dividends, except in certain circumstances described in the SAI.

As described in the SAI, special rules would apply to foreign shareholders if shares of the Fund were to constitute “U.S. real property interests” (“USRPIs”) as defined in the Code, or, in certain cases, if the Fund’s distributions are attributable to gain from the sale or exchange of a USRPI.

To qualify for the exemption from U.S. withholding taxes on interest related dividends or short-term capital gains dividends, or for a reduced rate of withholding taxes under a U.S. income tax treaty on distributions from the Fund, a foreign shareholder must generally deliver to the withholding agent a properly executed form (generally, an applicable IRS Form W-8). A foreign shareholder may also be subject to backup withholding (as described above) unless the foreign shareholder certifies its non-U.S. status (generally on an applicable IRS Form W-8) under penalties of perjury or otherwise establishes an exemption from backup withholding

Shares Held Through Foreign Accounts

Shareholders that invest in the Fund through a foreign financial institution or entity may be subject to a 30% withholding tax on: certain distributions paid by the Fund. This withholding tax generally may be avoided if such institution or entity satisfies certain registration, certification and reporting requirements. For more information regarding withholding with respect to foreign accounts, see the SAI under “TAXES – Withholding on Shares Held in Foreign Accounts.”

You should also consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

Tax Consequences Applicable to the Fund

Taxes under the Indian Income Tax Act

Gains and income derived by the Fund will be subject to tax as set out below.

Characterization of Income

The definition of “Capital Asset” under the Act includes any security held by an FPI which has invested in such a security in accordance with the regulations made under the Securities and Exchange Board of India Act, 1992. Accordingly, all income from transactions in securities held by the FPI shall be treated as capital gains.

Capital Gains Tax

●	Long-term capital gains in excess of INR 125,000 (gains on sale of equity shares in a company executed on a recognized stock exchange in India or units of an

24	Prospectus | September 2, 2025

equity oriented fund held for a period of more than 12 months) will be taxed at the rate of 12.50%, provided that the Securities Transaction Tax (“STT”) on the sale of securities has been paid on acquisition as well as disposal, subject to certain exceptions.

●

For assets acquired prior to February 1, 2018, the cost of acquisition is equal to the higher of (i) its actual cost; and (ii) the lower of (a) its fair market value (“FMV”) as of January 31, 2018 (calculated in accordance with stated valuation procedures) and (b) the full value of the consideration received in connection with the transfer of such shares. Therefore, in effect, long-term capital gains accrued up to January 31, 2018 will continue to be exempt. Any benefit of indexation (i.e. any adjustment for inflation) or foreign currency fluctuation however, would not be accounted for.

●

Short-term capital gains from the sale of listed equity shares and units of “equity oriented” funds executed on a recognized stock exchange in India are taxable at a 20% rate, provided that the applicable STT has been paid at the time of sale.

●

Long-term capital gains accruing to a non-resident of India from the sale of Indian listed securities that were not executed on a recognized stock exchange in India and unlisted shares are taxed at the rate of 10% in India. The Finance Bill, 2025 introduced on February 1, 2025 proposes to standardize the tax rate to 12.5% for long term capital gain on all securities with effect from April 1, 2025. Short-term capital gains accruing to a non-resident of India from sale of Indian securities not executed on a recognized stock exchange in India are taxed at 30% (for non-corporates / FPIs) in India.

The holding period for determining whether capital gains are long-term or short-term in nature depends upon the type of security. For listed securities (including shares of a company or a unit of an equity oriented fund, gains are considered to be long term if they are held for longer than twelve (12). Capital gains on unlisted securities (other than unlisted bonds and debentures) are treated as long-term if they are held for longer than twenty-four (24) months. Any income arising on transfer or redemption or maturity of unlisted bonds and debentures is deemed as short-term capital gain (irrespective of the period of holding).

Dividends

Dividends received by non-resident shareholders are taxable at 20% plus surcharge and cess subject to benefits under the applicable treaties. Accordingly, dividends earned by the Fund would be taxed in India at 20% plus surcharge and cess subject to benefits under the applicable treaties.

The Indian investee companies are required to withhold applicable tax prior to distribution of dividend.

These rates are further increased by an applicable surcharge and health and education tax (“cess”). Currently, certain categories of taxpayers including trusts such as the Fund are liable to pay a surcharge at the rate of 37% on its total tax amount (where income exceeds INR 50 million), 25% on its total tax amount (where income exceeds INR 20 million but does not exceed INR 50 million), 15% on its total tax amount if their income exceeds INR 10 million, and at the rate of 10% where the income exceeds INR 5 million but is less than or equal to INR 10 million. The surcharge for these categories of taxpayers is capped to (a) 15% for tax on dividend income and long term capital gain, tax on short term capital gain on sale of listed shares, units of equity oriented fund, units of a business trust which are liable to securities transaction tax and tax on short term capital gain earned by FPIs on transfer of any securities (as defined under Securities Contract (Regulation) Act, 1956) and (b) 25% for any other income, if these taxpayers opt for the new tax regime under Section 115BAC of the Act. In addition, all the taxpayers must pay a health and education cess of 4% of the total of tax and surcharge amount.

Impact on Fund Shareholders

The Fund’s shareholder may bear the economic burden of the Indian capital gains tax imposed on appreciated securities sold by the Fund to fund redemptions of other shareholders. By contrast, a shareholder who redeems before the appreciated securities are sold could avoid the burden of those taxes.

Additionally, the investors in the Fund may be subject to Indirect Transfer Tax risk as detailed in the SAI if the Fund were to lose its current category of FPI license under SEBI (Foreign Portfolio Investors) Regulation of 2019.

Shareholders of the Fund who are U.S. persons (“U.S. shareholders”) may be ineligible to claim U.S. foreign tax credits for foreign taxes paid by the Fund. Even if a U.S. shareholder is eligible to claim the foreign tax credit for such taxes, limitations imposed by the Internal Revenue Code of 1986, as amended, would generally prevent a U.S. shareholder from using the foreign tax credit for capital gains taxes paid to India. Income and gains of the Fund for which a U.S. foreign tax credit is not available would be subject to two levels of tax – both at the Fund level in India, and at the shareholder level in the United States.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal years ended October 31, 2024, October 31, 2023 and October 31, 2022 have been audited by Cohen & Company, Ltd. (“Cohen & Co”), the Fund’s Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling 866-759-5679. The information for the fiscal years ended October 31, 2021, and prior, were audited by another auditor.

26	Prospectus | September 2, 2025

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

Kotak India Equity Fund – Investor Class

	For the Six
	Months		For the Year		For the Year		For the Year	For the Year	For the Year
	Ended April		Ended		Ended		Ended	Ended	Ended
	30, 2025		October 31,		October 31,		October 31,	October 31,	October 31,
	(Unaudited)		2024		2023		2022	2021	2020
Net asset value, beginning of period	$19.34		$16.32		$15.78		$18.70	$12.66	$13.02	(a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.08)		(0.07	)(c)	(0.07	)(c)	(0.12)	(0.12)	(0.07	)(c)
Net realized and unrealized gain/(loss)	(0.05)		3.85		0.85		(1.82)	6.16	(0.93)
Total from investment operations	(0.13)		3.78		0.78		(1.94)	6.04	(1.00)
DISTRIBUTIONS:
From net investment income	(0.06)		–		–		(0.44)	–	–
From net realized gains	(2.60)		(0.76)		(0.25)		(0.54)	–	(0.17)
Total distributions	(2.66)		(0.76)		(0.25)		(0.98)	–	(0.17)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.00	(d)	0.01		0.00 (d)	0.00 (d)	0.81
Net increase/(decrease) in net asset value	(2.79)		3.02		0.54		(2.92)	6.04	(0.36)
Net asset value, end of period	$16.55		$19.34		$16.32		$15.78	$18.70	$12.66
TOTAL RETURN(e)	(1.13)%		23.87%		5.06%		(10.90)%	47.71%	(1.48)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,570		$5,303		$4,596		$3,711	$3,814	$2,704
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.23	%(f)	1.22%		1.37%		1.33%	1.35%	1.72%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.23	%(f)	1.22%		1.37%		1.33%	1.35%	1.40	%(g)
Ratio of net investment loss to average net assets	(1.00	)%(f)	(0.37)%		(0.43)%		(0.74)%	(0.73)%	(0.64)%
Portfolio turnover rate(h)	32%		75%		24%		18%	29%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

Kotak India Equity Fund – Class A

	For the Six
	Months		For the Year		For the Year		For the Year	For the Year	For the Year
	Ended April		Ended		Ended		Ended	Ended	Ended
	30, 2025		October 31,		October 31,		October 31,	October 31,	October 31,
	(Unaudited)		2024		2023		2022	2021	2020
Net asset value, beginning of period	$19.30		$16.29		$15.74		$18.62	$12.59	$12.99	(a)
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.08)		(0.06	)(c)	(0.04	)(c)	(0.08)	(0.11)	(0.07	)(c)
Net realized and unrealized gain/(loss)	(0.04)		3.83		0.84		(1.82)	6.14	(0.16)
Total from investment operations	(0.12)		3.77		0.80		(1.90)	6.03	(0.23)
DISTRIBUTIONS:
From net investment income	(0.06)		–		–		(0.44)	–	–
From net realized gains	(2.60)		(0.76)		(0.25)		(0.54)	–	(0.17)
Total distributions	(2.66)		(0.76)		(0.25)		(0.98)	–	(0.17)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		0.00	(d)	–	0.00 (d)	–
Net increase/(decrease) in net asset value	(2.78)		3.01		0.55		(2.88)	6.03	(0.40)
Net asset value, end of period	$16.52		$19.30		$16.29		$15.74	$18.62	$12.59
TOTAL RETURN(e)	(1.08)%		23.85%		5.14%		(10.70)%	47.90%	(1.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,678		$2,590		$1,499		$847	$762	$89
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.18	%(f)	1.17%		1.23%		1.10%	1.30%	1.62%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.18	%(f)	1.17%		1.23%		1.10%	1.30%	1.31	%(g)
Ratio of net investment loss to average net assets	(0.95	)%(f)	(0.30)%		(0.26)%		(0.51)%	(0.68)%	(0.56)%
Portfolio turnover rate(h)	32%		75%		24%		18%	29%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

28	Prospectus | September 2, 2025

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

Kotak India Equity Fund – Class C

	For the Six
	Months		For the Year		For the Year		For the Year	For the Year	For the Year
	Ended April		Ended		Ended		Ended	Ended	Ended
	30, 2025		October 31,		October 31,		October 31,	October 31,	October 31,
	(Unaudited)		2024		2023		2022	2021	2020
Net asset value, beginning of period	$17.20		$14.71		$14.34		$17.18	$11.70	$12.18	(a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.12)		(0.18	)(c)	(0.15	)(c)	(0.21)	(0.21)	(0.14	)(c)
Net realized and unrealized gain/(loss)	(0.04)		3.43		0.77		(1.67)	5.69	(0.17)
Total from investment operations	(0.16)		3.25		0.62		(1.88)	5.48	(0.31)
DISTRIBUTIONS:
From net investment income	(0.04)		–		–		(0.42)	–	–
From net realized gains	(2.60)		(0.76)		(0.25)		(0.54)	–	(0.17)
Total distributions	(2.64)		(0.76)		(0.25)		(0.96)	–	(0.17)
Net increase/(decrease) in net asset value	(2.80)		2.49		0.37		(2.84)	5.48	(0.48)
Net asset value, end of period	$14.40		$17.20		$14.71		$14.34	$17.18	$11.70
TOTAL RETURN(d)	(1.48)%		22.83%		4.38%		(11.52)%	46.84%	(2.58)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,399		$2,351		$1,210		$1,060	$1,598	$1,868
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.97	%(e)	1.97%		2.00%		2.00%	2.00%	2.37%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.97	%(e)	1.97%		2.00%		2.00%	2.00%	2.06	%(f)
Ratio of net investment loss to average net assets	(1.74	)%(e)	(1.10)%		(1.02)%		(1.42)%	(1.37)%	(1.29)%
Portfolio turnover rate(g)	32%		75%		24%		18%	29%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

Kotak India Equity Fund – Class I

	For the Six
	Months		For the Year		For the Year		For the Year	For the Year	For the Year
	Ended April		Ended		Ended		Ended	Ended	Ended
	30, 2025		October 31,		October 31,		October 31,	October 31,	October 31,
	(Unaudited)		2024		2023		2022	2021	2020
Net asset value, beginning of period	$20.27		$17.03		$16.40		$19.35	$13.05	$13.43	(a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)		(0.01	)(c)	(0.00	)(c)(d)	(0.07)	(0.07)	(0.03	)(c)
Net realized and unrealized gain/(loss)	(0.06)		4.01		0.88		(1.89)	6.37	(0.18)
Total from investment operations	(0.12)		4.00		0.88		(1.96)	6.30	(0.21)
DISTRIBUTIONS:
From net investment income	(0.07)		–		–		(0.45)	–	–
From net realized gains	(2.60)		(0.76)		(0.25)		(0.54)	–	(0.17)
Total distributions	(2.67)		(0.76)		(0.25)		(0.99)	–	(0.17)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.00	(d)	0.00	(d)	0.00 (d)	0.00 (d)	0.00	(d)
Net increase/(decrease) in net asset value	(2.79)		3.24		0.63		(2.95)	6.30	(0.38)
Net asset value, end of period	$17.48		$20.27		$17.03		$16.40	$19.35	$13.05
TOTAL RETURN(e)	(1.02)%		24.18%		5.43%		(10.62)%	48.28%	(1.59)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$27,568		$35,066		$24,026		$15,664	$16,053	$21,861
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.94	%(f)	0.93%		1.00%		1.00%	1.00%	1.36%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.94	%(f)	0.93%		1.00%		1.00%	1.00%	1.06	%(g)
Ratio of net investment loss to average net assets	(0.70	)%(f)	(0.06)%		(0.02)%		(0.41)%	(0.45)%	(0.28)%
Portfolio turnover rate(h)	32%		75%		24%		18%	29%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

30	Prospectus | September 2, 2025

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

Kotak India Equity Fund – Class II

	For the Six Months Ended April 30, 2025 (Unaudited)		For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Period December 19, 2019 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$20.51		$17.20	$16.52	$19.45	$13.08	$13.50	(a)
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.05)		0.02	0.03	(0.03)	(0.02)	0.02
Net realized and unrealized gain/(loss)	(0.05)		4.05	0.90	(1.90)	6.39	(0.44)
Total from investment operations	(0.10)		4.07	0.93	(1.93)	6.37	(0.42)
DISTRIBUTIONS:
From net investment income	(0.08)		–	–	(0.46)	–	–
From net realized gains	(2.60)		(0.76)	(0.25)	(0.54)	–	–
Total distributions	(2.68)		(0.76)	(0.25)	(1.00)	–	–
Net increase/(decrease) in net asset value	(2.78)		3.31	0.68	(2.93)	6.37	(0.42)
Net asset value, end of period	$17.73		$20.51	$17.20	$16.52	$19.45	$13.08
TOTAL RETURN(c)	(0.92)%		24.35%	5.69%	(10.42)%	48.70%	(3.11)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$342,959		$351,268	$291,815	$336,535	$375,605	$136,115
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.87	%(d)	0.87%	0.88%	0.88%	0.91%	1.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75	%(d)
Ratio of net investment income/(loss) to average net assets	(0.52	)%(d)	0.10%	0.16%	(0.16)%	(0.11)%	0.24	%(d)
Portfolio turnover rate(e)	32%		75%	24%	18%	29%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Intentionally Left Blank

Appendix A – Intermediary Sales Charge Waivers and Discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

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Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

The following information is provided by Morgan Stanley Smith Barney, LLC (“Morgan Stanley”):

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
●	Shares purchased through a Morgan Stanley self-directed brokerage account
●

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

The following information is provided by Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & each entity’s affiliates (“Raymond James”):

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

A-2	Prospectus | September 2, 2025

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.
●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
●

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

●	Death or disability of the shareholder.
●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
●	Return of excess contributions from an IRA Account.
●

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.
●

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

The following information is provided by Oppenheimer & Co. Inc. (“OPCO”):

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

●

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by or through a 529 Plan

●	Shares purchased through a OPCO affiliated investment advisory program

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●

Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

www.alpsfunds.com	A-3

●

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

●	Employees and registered representatives of OPCO or its affiliates and their family members

●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

●	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.

●

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Intermediary-Defined Sales Charge Waiver Policies for Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Statement of Additional Information.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

●	Shares purchased by employees and registered representatives of Baird or any of its affiliates and their family members, as designated by Baird

●

Shares purchased from the proceeds of redemptions from another ALPS Advised Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●

A shareholder in an ALPS Advised Fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the same ALPS Advised Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the ALPS Advised Fund’s Prospectus

A-4	Prospectus | September 2, 2025

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the ALPS Advised Fund’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in the ALPS Advised Fund’s prospectus

●

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of ALPS Advised Fund assets held by accounts within the purchaser’s household at Baird. Eligible ALPS Advised Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of an ALPS Advised Fund through Baird, over a 13-month period of time

The following information provided by Stifel, Nicolaus & Company, Incorporated (“Stifel”):

Effective July 1, 2020, shareholders purchasing ALPS Advised Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

●	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same ALPS Advised Fund pursuant to Stifel’s policies and procedures

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

●

Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

●	Shares purchased through a rollover from another 529 plan.

www.alpsfunds.com	A-5

●	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

●	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

●

Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

●

Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

●	Gift of shares will not be considered when determining breakpoint discounts

All other sales charge waivers and reductions described elsewhere in the ALPS Advised Funds’ Prospectus or SAI still apply.

A-6	Prospectus | September 2, 2025

Appendix B – Licensing Agreement

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund performance. The Morningstar Entities’ only relationship to ALPS Fund Services, Inc. is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which is determined, composed and calculated by the Morningstar Entities without regard to ALPS Fund Services, Inc. or the Fund. The Morningstar Entities have no obligation to take the needs of ALPS Fund Services, Inc. or the owners of the Fund into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amounts of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS FUND SERVICES, INC., OWNERS OR USERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABLITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. In addition to the terms and conditions of any license agreement for MSCI information, services or products (“MSCI Products”) entered into with MSCI Inc. and/or its affiliates (“MSCI”) by customers (“Customer(s)”), each Customer must comply with the terms and conditions required by third party suppliers (“Supplier(s)”) regarding Customer’s use of Supplier content, data, software and other materials (“Materials”) within MSCI Products. Customers may also be required to pay additional fees associated with Supplier Materials. If a Customer does not comply with a Supplier’s terms, MSCI may be required to terminate the Customer’s access to that Supplier’s Materials, without any remedy to Customer. Notwithstanding anything to the contrary set forth below, none of the additional terms and conditions of MSCI Suppliers shall supersede (nor shall MSCI waive) any MSCI proprietary and/or intellectual property rights in MSCI Products.

Additional terms and conditions required by MSCI’s Suppliers with respect to its Materials are provided in the expanders below. If Customer receives Materials from a Supplier not listed below via MSCI Products, additional terms and conditions related to such Materials may apply.

www.alpsfunds.com	B-1

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Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 866.759.5679, by writing the Fund at PO Box 219107 Kansas City, MO 64121-9107, or on the Fund’s website at www.alpsfunds.com.

You can get copies of the Fund’s shareholder reports, prospectus and statement of additional information after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-8194)

alpsfunds.com 1-866-759-5679

STATEMENT OF ADDITIONAL INFORMATION

September 2, 2025

Ticker
Name of Fund	Investor Class	Class A	Class C	Class I	Class II
Kotak India Equity Fund (the “Fund”)	INDAX	INAAX	INFCX	INDIX	INDSX

PO Box 219107

Kansas City, MO 64121-9107

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current prospectuses dated September 2, 2025 as supplemented from time to time (the “Prospectus”) for Investor Class Shares, Class A Shares, Class C Shares, Class I Shares, and Class II Shares (collectively, the “Shares”) of the Fund, a separate series of Financial Investors Trust, a Delaware statutory trust (the “Trust”). The Fund represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. ALPS Advisors, Inc. (“ALPS Advisors”) is the investment adviser of the Fund. The Fund does not currently offer all classes of the Shares.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current Prospectus. This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Fund at the address listed above, or by calling the Fund’s transfer agent at 866.759.5679. The Fund’s most recent Annual Report is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES

Financial Investors Trust

This Statement of Additional Information (the “SAI”) includes about one series of the Trust. The Fund is a series of the Trust, an open-end, management investment company organized as a Delaware statutory trust on November 30, 1993.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The Fund is classified as diversified.

What are the Fund’s Investment Objectives?

●	The Fund seeks to achieve long-term capital appreciation.

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in the Fund’s prospectus.

The Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS APPLICABLE TO THE FUND

To the extent permitted by its investment policies and unless otherwise indicated, the Fund may also invest in the following types of securities. The Fund’s principal investment strategies and risks are described in the Fund’s Prospectus. The following section describes in greater detail than the Prospectus certain of the Funds' investment strategies and the associated risks, including non-principal investment strategies and risks of the Fund.

Equity Investments

The Fund may invest in equity securities. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, equity interests in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Sub-Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Sub-Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Sub-Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Sub-Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Sub-Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Sub-Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into. The Fund’s investment process is biased toward value.

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

Exchange Traded Funds and Other Similar Instruments

Shares of ETFs and other similar instruments may be purchased by the Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Sub-Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”). The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected. If such disruptions were to occur, that Fund could be required to reconsider the use of ETFs as part of its investment strategy.

Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Warrants and Rights

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due it, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole. Equity securities generally have greater price volatility than fixed-income securities.

Cyber Security Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

MLP Risk

Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

Derivatives

The Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, the Fund will not be obligated to use derivatives and the Fund does not make any representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, spreads between interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may use derivatives for hedging purposes. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Derivatives may be used, among other reasons, as part of the Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Sub-Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “TAXES.”

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. In addition, under current law, the Fund may be required to post initial margin and/or variation margin with respect to certain uncleared swap transactions.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over- the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such instruments. In determining the fair value of such instruments the Fund may consider, among other factors, whether or not the particular instrument is intended to be cash-settled or physically-settled. With respect to instruments that do not cash settle, the Fund may typically use the full notional value of the contract as a guide while the positions are open. With respect to instruments that do cash settle, the Fund may typically use the marked-to-market net obligation under the applicable contract as a guide.

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser is registered with the CFTC as a CPO. With respect to certain of the Funds where the Sub-Adviser is registered neither as a CPO or CTA, the Adviser and Sub-Adviser intend to comply with the requirements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures, or alternatively operating the Fund in a manner such that the Fund’s activities are not subject to the CEA.

Currency Transactions

The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Sub-Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Fund may enter into futures contracts and related options as permitted under CFTC rules. The Sub-Advisers expect that the Fund’s futures transactions will generally include transactions: (i) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices.

The Adviser is registered with the CFTC as a CPO. With respect to certain of the Funds where the Sub-Adviser is registered neither as a CPO or CTA, the Adviser and Sub-Adviser intend to comply with the requirements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures, or alternatively operating the Fund in a manner such that the Fund’s activities are not subject to the CEA.

Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 2% to 15% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities.

A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Interest Rate Futures Contracts

The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Sub-Adviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund has certain offsetting puts. Parties to options transactions must make certain payments in connection with each transaction.

When the Fund uses futures and options on futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based up on certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund’s portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio manager could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. The Fund’s ability to establish and close out futures and options positions depends on this secondary market.

By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Sub-Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Each of the Funds reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices

The Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Funds may purchase options on stocks that are traded over-the- counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index, and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Sub-Adviser expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Sub-Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies

The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts

The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be affected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions

The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Sub-Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Sub-Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Fund. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Sub-Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation.

Credit Default Swaps

The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the CFTC, SEC or both. Both the CFTC and the SEC have issued guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) relating to the use of swaps. Further action by the CFTC or SEC may affect the Fund’s ability to use credit default swaps or may require additional disclosure by the Fund.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Sub-Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Sub-Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Risks of Derivatives Outside the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Short Sales

The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may also enter into a short derivative position through a futures contract or swap agreement.

When the Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Short-Term Trading

The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short- term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax rates.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss, for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

ESG Risk.

The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards. ESG metrics are not uniformly defined and applying such metrics involves subjective assessments. Further, there can be no assurance that the ESG criteria utilized by the Fund or any judgment exercised for the Fund will reflect the beliefs or values of any particular investor.

Considerations for the Fund

With respect to the Fund, although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets. The Indian securities markets are generally smaller and more volatile than the securities markets of the United States. The Indian stock market has in the past experienced substantial price volatility and no assurance can be given that such volatility will not occur in the future. The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past. In the event of occurrence of any of the above events, the Securities and Exchange Board of India (“SEBI”) can impose restrictions on trading in certain securities and place limitations on price movements and margin requirements.

There is typically a lower level of regulation and monitoring of the Indian securities market and the activities of investors, brokers and other participants than in the United States. Indian disclosure and regulatory standards are in many respects less stringent than standards in developed countries. There may be less publicly available information about Indian companies than is regularly published by or about companies in such other countries. Indian accounting standards and requirements also differ in significant respects from those applicable to companies in the United States and other developed countries.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree and is governed by the SEBI (Foreign Portfolio Investors) Regulations, 2019 (“SEBI FPI Regulations”). In India, only Foreign Portfolio Investors (“FPIs”) that are registered with SEBI may make direct investments in exchange traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India).

Presently, FPI registration is granted to an applicant in one of the following categories:

●	Category I FPI: shall include

a)	Government and Government related investors such as central banks, sovereign wealth funds, international or multilateral organizations or agencies including entities controlled or at least 75% directly or indirectly owned by such Government and Government related investor(s);

b)	Pension funds and university funds;

c)	Appropriately regulated entities such as insurance or reinsurance entities, banks, asset management companies, investment managers, investment advisors, portfolio managers, broker dealers and swap dealers;

d)	Entities from the Financial Action Task Force member countries or from any country specified by the Central Government of India by an order or by way of an agreement or treaty with other sovereign Governments which are –

i.	appropriately regulated funds;

ii.	unregulated funds whose investment manager is appropriately regulated and registered as a Category I foreign portfolio investor: provided that the investment manager undertakes the responsibility of all the acts of commission or omission of such unregulated fund;

iii.	university related endowments of such universities that have been in existence for more than five years;

e)	An entity (A) whose investment manager is from the Financial Action Task Force member country and such an investment manager is registered as a Category I foreign portfolio investor; or (B) which is at least seventy-five per cent owned, directly or indirectly by another entity, eligible under sub-clause (b), (c) and (d) of this regulation mentioned above and such an eligible entity is from a Financial Action Task Force member country:

Provided that such an investment manager or eligible entity undertakes the responsibility of all the acts of commission or omission of the applicants seeking registration under this sub-clause.

●	Category II FPI: includes all the other investors not eligible under Category I FPI such as appropriately regulated funds not eligible as Category-I foreign portfolio investor endowments and foundations, charitable organisations, corporate bodies, family offices, individuals appropriately regulated entities investing on behalf of their clients, as per conditions specified by SEBI from time to time and unregulated funds in the form of limited partnership and trusts.

Notably, to register as a Category II FPI, an applicant must provide certain additional KYC details (as compared to Category I FPI applicants) as may be required by the designated depository participant.

The Fund is registered with SEBI as a Category I FPI so that it can directly invest in Indian securities.

Investments by FPIs are regulated under SEBI FPI Regulations and Foreign Exchange Management (Non-Debt Instruments) Rules, 2019 (“NDI Rules”).

Under the current SEBI FPI Regulations, FPIs are permitted to invest in the following:

●	securities in the primary and secondary markets including shares, debentures and warrants issued by a corporation, listed or to be listed on a recognized stock exchange in India
●	units of schemes floated by domestic mutual funds, including a Unit Trust of India, whether or not listed on a recognized stock exchange in India or units of a Collective Investment Scheme, (except for liquid and money market mutual fund schemes);
●	derivatives traded on a recognized stock exchange;
●	units of real estate investment trusts, infrastructure investment trusts and units of category III alternative investment funds registered with SEBI;
●	Indian depository receipts;
●	any debt securities or other instruments as permitted by the Reserve Bank of India (“RBI”) for FPI to invest in from time to time; and such other instruments as specified by SEBI from time to time.

Further, FPIs are allowed to engage in delivery based trading and short selling, including the execution of derivatives trades on a recognized stock exchange. FPIs are allowed to tender their shares in case of an open offer following the takeover bid by an acquirer. FPIs are also permitted to take forward cover on their equity and debt exposure to mitigate against currency fluctuations.

Under the existing FPI Regulations, the Fund cannot hold 10% or more of the total paid-up equity capital on a fully diluted basis or 10% or more of the paid- up value of each series of debentures or preference shares or share warrants issued by an Indian company. The Fund’s investments are also subject to such restrictions under FPI Regulations. Further, the debt limit is allocated to FPIs in an open bidding platform. The aggregate investments by FPIs in corporate debt and government securities are regulated by RBI and SEBI. Pursuant to circulars issued by RBI and SEBI, all previous sub-limits for investments into Government debt securities and corporate debt securities have been rationalized and broadly merged into two categories – government debt and corporate debt. The limits and the modalities of investments by FPIs in corporate and government debt securities is prescribed by RBI and SEBI from time to time.

The ownership restrictions applicable to FPIs are as follows:

From 1 April 2020, the aggregate limit shall be the sector caps of applicable foreign investment limit, with respect to its paid-up equity capital on a fully diluted basis or such same sectoral cap percentage of paid-up value of each series of debentures or preference shares or share warrants. Further, the aggregate limit with respect to an Indian company in a sector where FDI is prohibited shall be 24%. Currently, barring a few sectors such as private security agencies, multi brand retail trading and banking, foreign investment up to 100% is permitted in most sectors.

Under the SEBI FPI Regulations, and the NDI Rules,, no single FPI can hold 10% or more of the paid-up share capital on a fully diluted basis of an Indian company.

Contributions by Non-Resident Indians (“NRI”), Overseas Citizens of India (“OCI”), or Resident Indians (“RI”), must be less than 25% from a single NRI, OCI, or RI, and less than 50% in the aggregate to corpus of the FPI. Therefore, NRI, OCI and RI investors are advised to contact the Fund before subscribing to the shares of the Fund.

Secondary Market Investment

With respect to Fund investments in the Indian secondary market, FPI Regulations impose the following additional conditions:

a)	the Fund, as applicable, may transact business only on the basis of taking and giving deliveries of securities bought and sold. This restriction shall not be applicable to any transactions in derivatives on a recognized stock exchange. short selling transactions in in accordance with the framework specified by SEBI and any transaction in securities pursuant to an agreement entered into with the merchant banker in the process of market making or subscribing to unsubscribed portion of the issue in accordance with chapter IX of the SEBI (Issue of Capital and Disclosure Requirements) Regulations, 2018;

b)	transactions on the stock exchange may not be carried forward;

c)	except for certain notified securities, the purchase or sale of securities must be executed through a stock broker who has been granted a certificate by SEBI under sub-section (I) of Section 12 of the SEBI Act, 1992;

d)	The Fund shall hold, deliver or cause to be delivered securities only in dematerialised form;

e)	the purchase of equity shares of each Indian company shall be below 10% of the total issued capital of that Indian company on a fully diluted basis;

f)	The investment shall be subject to such conditions and restrictions as may be specified by the Government of India;

g)	the Fund may lend or borrow securities in accordance with the framework specified by SEBI; and

h)	the Fund must appoint a SEBI-approved agency to act as a custodian of securities and to confirm security transactions and the settlement of purchases and sales for information reporting.

In addition to the above, SEBI has placed limitations on a FPI’s exposure to the derivatives traded on the Indian stock exchanges. If the Fund invests directly in such exchange traded derivatives in India, it would be required to comply with such investment limits as may be prescribed by SEBI from time to time.

Currently, under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. There can be no assurance that these restrictions on foreign investment will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

Since the Fund invests predominantly in the securities of Indian companies, it may be subject to increased liquidity risks. This could inhibit the Fund’s ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in India or neighboring regions or the deterioration of relations between the United States and any such foreign country.

Developing and Emerging Markets. Investments in companies domiciled in developing countries, including India, may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, certain of the risks generally associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries such as India. For additional information regarding risks associated with investments in emerging market countries that may be applicable to the Fund, please see the section titled “Emerging Market Countries” in this SAI. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Capital Gains Tax under India Income Tax Act, 1961 (“Act”)

Capital gains derived by the Fund, will be subject to tax as set out below. These rates are further increased by an applicable surcharge and education tax (“cess”). Currently, certain categories of taxpayers (including trusts such as the Fund) other than companies, firms, limited liability partnerships and co- operative society, are liable to pay surcharge at the rate of 37% on its total tax amount (where income exceeds INR 50 million), 25% on its total tax amount (where income exceeds INR 20 million but does not exceed INR 50 million), 15% on its total tax amount if their income exceeds INR 10 million, and at the rate of 10% where the income exceeds INR 5 million but is less than or equal to INR 10 million. The surcharge for these other categories of taxpayers is capped to (a) 15% where income is in the nature of dividend income long term capital gain, short term, capital gain on sale of listed shares, units of equity oriented fund, units of a business trust which are liable to securities transaction tax and for short term capital gain earned by FPIs on transfer of securities (as defined under Securities Contract (Regulation) Act, 1956) and (b) 25% for any other income, if these taxpayers opt for the new tax regime under Section 115BAC of the Act. Further, a health and education cess of 4% on surcharge and tax is payable by all taxpayers.

●	Long-term capital gains in excess of INR 125,000 (gains on the sale of equity shares in a company executed on a recognized stock exchange in India or units of an equity oriented fund held for a period of more than twelve (12) months) will be taxed at the rate of 12.50% provided that the Securities Transaction Tax (“STT”) has been paid on acquisition as well as disposal, subject to certain exceptions;

For assets acquired prior to February 1, 2018, the cost of acquisition of such assets shall be higher of (i) its actual cost; and (ii) the lower of (a) its fair market value (“FMV”) as of January 31, 2018 (calculated in accordance with stated valuation procedures), and (b) the full value consideration received on transfer of such shares, viz. Therefore, in effect, long-term capital gains accrued up to January 31, 2018 will continue to be exempt. Any benefit of indexation (i.e. any adjustment for inflation) or foreign currency fluctuation however, would not be accounted for.

●	Short-term capital gains from the sale of listed equity shares and units of “equity oriented” funds executed on a recognized stock exchange in India are taxed at 20% provided that the applicable STT has been paid at the time of sale.

Long-term capital gains from the sale of Indian-listed securities not executed on a recognized stock exchange in India and unlisted shares are taxed at the rate of 10% in India. The Finance Bill, 2025 (introduced on February 1, 2025) proposes to standardize the tax rate to 12.5% for long term capital gain on all shares and securities with effect from April 1, 2025. Short-term capital gains from sale of Indian securities not executed on a recognized stock exchange in India are taxed at the rate of 30% (for non-corporates / FPIs) in India.

The holding period for determining whether gains are long-term or short-term in nature depends upon the type of security. For listed securities (including shares of a company or a unit of an equity-oriented fund the gains are considered as long term if they are held for longer than twelve (12) months. Capital gains on unlisted securities (other than unlisted bonds and debentures) are treated as long-term if they are held for longer than twenty-four (24) months. Any income arising on transfer or redemption or maturity of unlisted bonds and debentures is deemed as short-term capital gain (irrespective of the period of holding).

Minimum Alternative Tax (“MAT”). As described in the Act, if the tax payable by a company is less than 15% of its adjusted book profits, it will be required to pay a MAT at the rate of 15% (exclusive of the applicable surcharge and health and education cess) of such book profits. However, the income of foreign companies comprises of inter alia capital gains arising on transactions in securities shall not be subject to the MAT. The Act was further amended to specifically provide that a foreign company shall not be subject to a MAT if the foreign company’s country of residence has entered into a tax treaty with India, and such company does not have a permanent establishment in India, as defined by the tax treaty.

Therefore, with respect to the income accruing to the Fund from its investments in Indian securities, the Fund will not be subject to the levy of MAT in India.

Investors are subject to a number of risks related to tax matters. In particular, the tax laws relevant to the Fund are subject to change, and tax liabilities could be incurred by Investors as a result of such changes. The tax consequences of an investment in the Fund are complex, and the full tax impact of an investment in the Fund will depend on circumstances particular to each Investor. Accordingly, prospective Investors are strongly urged to consult their tax advisors with specific reference to their own situations.

More information on taxation of the Fund is set out under “TAXES” in this SAI.

Political and Economic Developments. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Indian products and reduced flows of private capital to the Indian economy.

In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government actions, bureaucratic obstacles and corruption have a significant effect on the economy and could adversely affect market conditions. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with countries such as Pakistan and China. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. The Indian population is comprised of diverse religious, linguistic and ethnic groups, and from time to time, India has experienced internal disputes between religious groups within the country. The Indian government has confronted separatist movements in several Indian states Further, India has recently seen fresh Chinese incursion into its territories resulting in a stand-off between the two countries. While government and military representatives from both countries have engaged to push forward a solution on the border row, there has been no significant development on this. If the Indian government is unable to come to an agreeable solution on these disputes, the situation can escalate and potentially destabilize the economy, and, consequently, adversely affect the Fund’s investments.

Securities Related Activities

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings

The securities in which the Fund may invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in the Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “TAXES.”

The Sub-Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Sub-Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Sub-Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Sub-Adviser will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be more dependent on the Sub-Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Emerging Market Countries

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund’s portfolio. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Corporate Debt Risk

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Fixed Income Securities

The Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed- income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, a Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Call or Buy-Back Features

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Mortgage-Related And Other Asset Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was launched in June 2019, and as of this time, the long-term effects it may have on the market for mortgage-backed securities remains uncertain.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities

Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage “Dollar Roll” Transactions

The Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and U.S. federal income tax purposes, the Fund expects to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Consistent with the Fund’s investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

Bank Obligations

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Initial Public Offerings

The Fund may purchase shares in initial public offerings (“IPO”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Convertible Bonds/Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond held is called for redemption, the holder will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable.

High Yield Securities

The Fund may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. The Fund’s achievements of its objective may be more dependent on the Sub-Adviser’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in the Fund’s portfolio. These factors may have an adverse effect on the ability of the Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities especially those of issuers located in emerging markets.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield/High-Risk Bond Risk. The Fund may invest in high yield securities. High-yield/high-risk bonds, or “junk” bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poors, Fitch and Moody’s, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Firm Commitments and When-Issued Securities

The Fund may purchase securities on a firm commitment basis, including when-issued securities. The Fund may buy, sell, or receive by corporate action, securities on a when-issued or delayed delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. The Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

Floating and Variable Rate Instruments

The Fund may purchase securities on a firm commitment basis, including when-issued securities. The Fund may buy, sell, or receive by corporate action, securities on a when-issued or delayed delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. The Fund may also be entitled to receive when- issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end- of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Loan Participations and Assignments

The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

Money Market Instruments/Securities

The Fund may hold affiliated and unaffiliated money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Board or by the Adviser as the valuation designee pursuant to guidelines established utilized by the valuation designee. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively the Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, the Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time. The Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

The Fund may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

U.S. Government Securities

The Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where the Sub-Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero-coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Credit Risk

There is a risk that issuers will not make payments on securities held by the Fund or an underlying ETF, resulting in losses. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund or the underlying ETF. Lower credit quality also may affect liquidity and make it difficult for the Fund or the underlying ETF to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund or the underlying ETF, thereby indirectly reducing the value of your investment in Fund shares. In addition, default may cause the Fund or the underlying ETF to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund or an underlying ETF enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund or an underlying ETF invests in foreign currency contracts, or other over-the-counter derivative instruments (including options or repurchase agreements), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.

Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund or the underlying ETF to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a loss. If a counterparty defaults on its payment obligations, this default will cause the value of an investment to decrease. In addition, to the extent the Fund or the underlying ETF deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

Depositary Receipt Risk

Fund or underlying ETF investments may take the form of depositary receipts, such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), and unsponsored depositary receipts. Depositary receipts are typically issued by a financial institution and evidence ownership interests in a foreign security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk

The Fund may use derivatives to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. To the extent noted in the Fund’s investment strategies, use of derivatives may include repurchase agreements, options, futures contracts, forward contracts and swaps. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Liquidity Risk:

Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

Hedging Risks:

Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position.

Certain types of derivatives may be susceptible to particular risks, including those discussed below. Risks associated with certain derivatives are discussed in greater detail elsewhere in this section (e.g., credit default swaps):

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Risk of Options: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund or an underlying ETF are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if an instrument has an average duration of five years, a 1% increase in interest rates generally would result in a 5% decrease in the instrument’s value. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-protected securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations, and, in turn, may negatively impact the performance of the Fund.

Liquidity and Valuation Risk

Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Certain of the Fund’s or an underlying ETF’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund or the underlying ETF to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent the Fund or an underlying ETF invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets. In times of market instability, valuation may be more difficult.

Other Investment Companies

The Fund may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act and the related rules thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective and strategies, including the use of ETFs. Some ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act.

Portfolio Turnover Risk

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” Although the Fund does not expect to engage in active and frequent trading of securities as a primary investment strategy, the Fund’s deployment of its principal investment strategies may result in incidental active and frequent trading of portfolio securities, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in the Fund’s Fees and Expenses table. Such sales may also result in the realization of taxable capital gains, specifically short-term capital gains, which are taxed at ordinary U.S. federal income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Pricing Risk

If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Fund’s net asset value.

Privately Placed Securities Risk

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Temporary Investments and Risks

The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

OTHER PRACTICES

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below and elsewhere herein, the Fund may be permitted to borrow from any bank for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300% Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including ADRs, and GDRs and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that the Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser or Sub-Adviser, as applicable, under the supervision of the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities

To the extent permissible under its investment policies, the Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund seek to will invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. The Fund, and ultimately the Fund’s shareholders, bears the risk of such investments, including the risk of loss of the entire cash collateral received for loaned securities. A negotiated portion of the income so earned may be paid to securities or lending agent (e.g a bank or trust company) who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may also lose money if it incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Sub-Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. Additionally, the Board has a fiduciary obligation to recall securities on loan in time to vote proxies if the Fund has knowledge of a material event with respect to such securities. The Fund may typically also call such loans in order to sell the securities involved.

Repurchase Agreements

The Fund may enter into repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The collateral will be marked-to- market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. The Sub-Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Sub-Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

The following is a description of fundamental policies that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Diversification
With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Concentration**
The Fund may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (excluding the U.S. Government and its agencies and instrumentalities).	X

Borrowings
The Fund may not borrow money, except to the extent permitted under the 1940 Act.*

Loans
The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

Underwriting Activity
The Fund Act may not as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Real Estate
The Fund may not purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests.

Commodities
The Fund may not purchase or sell commodities, except that this restriction shall not prohibit the Fund, subject to restrictions described in the Fund’s Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Senior Securities
The Fund may not issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.*

*	These restrictions shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

**	With respect to the concentration policies, the Fund will consider the holdings of an underlying fund when determining compliance with such concentration policy.

Non-Fundamental Investment Restrictions of the Fund

The other restrictions set forth below, as well as the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board without shareholder approval.

It is contrary to the Fund’s present policy, which may be changed without shareholder vote, to:

(1)	purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on then-current value) would then be invested in such securities; or

(2)	Make short sales of securities or maintain a short position or purchase securities on margin, in excess of 10% of the Fund’s net assets (based on then- current value), except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, that the Sub-Adviser has determined to be liquid under procedures approved by the Board.

Master/Feeder Structure

In lieu of investing directly, the Board may consider whether the Fund’s investment objective would be furthered by converting to a master/feeder structure, pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a master/feeder structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Fund. In addition, a master/feeder structure may serve as an alternative for large, institutional investors in the Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund’s current operational structure. No assurance can be given, however, that the master/feeder structure will result in the Fund stabilizing its expenses or achieving greater operational efficiencies.

The Fund’s methods of operation and shareholder services would not be materially affected by the investment in another investment company (“Master Fund’) having substantially the same investment objective and policies as the Fund, except that the assets of the Fund may be managed as part of a larger pool of assets. If the Fund invested all of its assets in a Master Fund, it would hold beneficial interests in the Master Fund and the Master Fund would directly invest in accordance with the objectives and policies described for the Fund. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund’s investment from a Master Fund at any time it determines that it would be in the best interest to shareholders to do so. The Fund would then resume investing directly in individual securities of other issuers or invest in another Master Fund.

If the Board determines that a conversion to a master/feeder structure is in the best interest of the Fund’s shareholders, it will consider and evaluate specific proposals prior to the implementation of the Fund’s conversion and its shareholders would be notified in advance of any such conversion.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser or Sub-Adviser, as applicable, in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser or a Sub-Adviser, as applicable, deem it advisable to purchase or sell securities.

The table below shows the portfolio turnover:

	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023
Kotak India Equity Fund	75%	24%

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings data for Financial Investors Trust (the “Trust”) on behalf of the Fund may be disclosed to Third Parties (which may include the public) and Service Providers. No data about the Fund may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board, or an officer of the Fund.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, sub-adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily
Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (Sub-Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
State Street Bank & Trust Company (Custodian)	Daily	None	Daily	Daily
Brown Brothers Harriman & Co. (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed
Bloomberg LP	Daily	None	Daily	Daily
Moody’s Analytics Knowledge Services	Daily	None	Daily	Daily
FactSet Research Systems Inc.	Daily	None	Daily	Daily
Glass, Lewis & Co., LLC	Daily	None	Daily	Daily
Markit WSO Corporation	Daily	None	Daily	Daily
MSCI, Inc.	Daily	None	Daily	Daily
Syntel, Inc.	Daily	None	Daily	Daily
Institutional Shareholder Services	Daily	None	Daily	Daily
SEI	Daily	None	Daily	Daily
The McNamara Group	Daily	None	Daily	Daily

Only officers of the Fund and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser or sub-adviser, may approve the disclosure of the Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser or sub- adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser or sub-adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser or sub-adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Fund’s investment adviser’s or the sub-adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s or the sub-adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Fund’s investment adviser or sub-adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Fund’s investment adviser or sub-adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

Except as set forth in this Policy, the full holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the U.S. Securities and Exchange Commission (“SEC”) as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-PORT (as described below); and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. Each fiscal quarter, the Trust will file with the SEC a complete schedule of its monthly portfolio holdings on Form N-PORT. The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. The Trust’s Form N-CSRs (and historical Form N-Qs) are also available on the SEC’s website at www.sec.gov. The Fund currently authorizes quarterly dissemination of full portfolio holdings after a fifteen (15) calendar day lag.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings. The Fund currently authorizes monthly dissemination of partial holdings of the Fund with a fifteen (15) calendar day lag.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

●	Disclosures that are required by law;
●	Disclosures necessary for Service Providers (defined above);
●	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
●	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities;
●	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants, or counsel;
●	Disclosures to the adviser or sub-adviser of the Fund of compiled data concerning accounts managed by the particular adviser or sub- adviser; or
●	Any portfolio holdings that precede a full public disclosure (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser or Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser or Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Adviser or Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser or Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser or Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Adviser or Sub-Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or sub-advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Sub- Adviser receives brokerage and research products and services from many broker-dealers with which the Adviser or Sub-Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser or Sub-Adviser receives such services even though the receipt of such services relieves the Adviser or Sub-Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser or Sub-Adviser to place the Fund’s portfolio transactions may be useful to the Adviser or Sub- Adviser in providing services to the Adviser or Sub-Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser or Sub-Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Adviser or Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser or Sub-Adviser may be useful to the Adviser or Sub-Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser or Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), an Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser or Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser or Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser or Sub-Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser or Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The following tables list the total amount of brokerage commissions paid by the Fund for the fiscal year noted:

Fund Name	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022
Kotak India Equity Fund	$655,059	$280,803	$144,244

The Fund had no transactions identified for execution primarily on the basis of research and other services provided to the Funds and therefore no related commissions.

The following tables list the total amount of brokerage commissions to brokers who were affiliated with the Fund, the Adviser or the Sub-Adviser, as applicable, during the fiscal year noted below:

Fund Name	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022
Kotak India Equity Fund	$45,468	$28,279	$19,278

The Fund may acquire securities of brokers who execute the Fund’s portfolio transactions. As of October 31, 2024, the Fund owned securities of their regular broker-dealers (or parents) as shown below:

Fund Name	Name of Broker-Dealer	Market Value of Securities Owned
Kotak India Equity Fund	Axis Capital Ltd	$24,411,837
Kotak India Equity Fund	ICICI Securities Ltd	$35,478,100

PURCHASE, EXCHANGE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase, exchange or redemption are sent to each shareholder. Quarterly statements of account are also sent, which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, typically accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Fund are currently divided into four share classes – Investor Class, Class A, Class C, Class I shares, and Class II shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Class A (Sales Charge)	Class C (Sales Charge)
Less than $100,000	3.25%	None**
$100,000-$249,000	3.00%	None**
$250,000 and above	0.00%	None**

*	A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months after a purchase in excess of $250,000.

**	A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months.

Investor Class, Class I, and Class II shares are offered without an initial sales charge or a contingent deferred sales charge. A contingent deferred sales charge of 1.00% may apply to Class C shares redeemed within 12 months.

Class C shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class C shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Broker-Dealers who make shares available through mutual fund wrap accounts may impose additional fees for services connected to the wrap account.

Class R Shares are offered through financial intermediary platforms, including, but not limited to, retirement plan platforms.

Dealer Commissions and Compensation

Class A Shares

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. For the Fund, these purchases consist of purchases of $250,000 or more; purchases by employer-sponsored defined contribution-type retirement plans investing $250,000 or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $5 million, 0.50% on amounts of at least $5 million but less than $10 million and 0.25% on amounts of at least $10 million but less than $50 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $5 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

Underwriting Commissions

Prior to December 1, 2018, Investor Class shares were designated as “Class A” shares, and carried a maximum initial sales charge of 5.50%.

The following chart reflects the total front-end sales charges paid in connection with sales of Class A shares and the amount retained by ALPS Portfolio Solutions Distributor, Inc. for the fiscal year noted:

	October 31, 2024		October 31, 2023		October 31, 2022
	Total Sales Charge	Amount Retained	Total Sales Charge	Amount Retained	Total Sales Charge	Amount Retained
Kotak India Equity Fund	$24,900	$4,276	$13,940	$2,333	$2,766	$372

Class C Shares

APSD may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Other Information

The minimum initial investments in the Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 866.759.5679 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of the Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Exchanging Shares

You may exchange Fund shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

ALPS Global Opportunity Fund	ALPS Asset Allocation Growth & Income
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	Kotak India Equity Fund
ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund
ALPS Balanced Opportunity Fund
ALPS | Smith Credit Opportunities Fund

All Classes

If you are an existing shareholder of the Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the Prospectus.

Before effecting an exchange, you should read the Prospectus for the fund into which you are exchanging.

You may also transfer between classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. For U.S. federal income tax purposes, this may produce a taxable gain or loss in your non-tax-qualified account. Transfers between classes of the same fund are generally not taxable transactions for U.S. federal income tax purposes but may result in tax reporting obligations. See “TAXES-Special Tax Considerations-Transfers between Classes of a Single Fund”, below.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation. Call or write the Fund for further details.

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the New York Stock Exchange (“NYSE”) is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined a redemption request has been received in good order. A purchase, exchange or redemption order is in "good order" when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If notice of a redemption request is received on a day that is not a business day, the redemption notice will be deemed received as of the next business day. If notice of a redemption request is received on a business day, but after the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time), the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 10 days or more.

Redemption Fees. If you sell your shares the Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; and (iii) redemptions in-kind.

The Fund(s) also permits waivers of the short-term redemption fee for the following transactions:

●	Redemptions due to small balance maintenance fees;
●	Redemptions related to death or due to a divorce decree;
●	Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and
●	Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Contingent Deferred Sales Charge (“CDSC”). Class A share purchases in excess of $250,000 redeemed within 12 months of initial purchase and any Class C share purchases redeemed within 12 months of initial purchase may be charged a CDSC of 1%. The Fund may waive the imposition of a CDSC on redemption of Fund shares under the following circumstances and conditions:

●	Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability: and

●	Required minimum distributions from a tax-qualified retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Rule 12b-1 Plans

As described in the Prospectus, the Fund has adopted a separate plan of distribution for Investor Class, Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”).

The Plans allow the Fund, as applicable, to use Investor Class, Class A, Class C, Class R and/or Investor Class II assets to pay fees in connection with the distribution and marketing of Investor Class, Class A, Class C, Class R or Investor Class II shares and/or the provision of on-going shareholder services to Investor Class, Class A, Class C, Class R or Investor Class II shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C, Class R and/or Investor Class II shares of the Fund as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares, Class A shares and Investor Class II Shares, 1.00% of the Fund’s average daily net assets attributable to its Class C shares, and 0.50% of the ALPS Global Opportunity Fund’s average daily net assets attributable to its Class R shares.

Under the terms of the Plan, the Trust is authorized to make payments to APSD for remittance to financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are shareholders in the Fund. APSD is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

APSD is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares. APSD may, pursuant to a written agreement between APSD and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares should the financial intermediary forgo the commission.

The Plans may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred.

Each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

Amounts Expensed Under the 12b-1 Plan

For the fiscal year ended October 31, 2024 the total amounts paid by the Investor Class shares, Class A shares, and Class C shares, Class R shares and Investor Class II shares of the Fund to APSD (substantially all of which APSD paid out as compensation to broker-dealers and other service providers) under each Class’ respective Plan are summarized below.

	Advertising and Literature	Printing and Postage	Payment to Dealers	Compensation to Sales Personnel	Total 12b-1 Payments
Kotak India Equity Fund
Investor Class Shares	—	—	$12,742	—	$12,742
Class A Shares	—	—	$5,366	—	$5,366
Class C Shares	—	—	$13,740	—	$13,740

Shareholder Services Plan for Investor Class and Class A Shares

The Fund has adopted a shareholder services plan (an “Shareholder Services Plan”) with respect to the Fund’s Investor Class and Class A shares. Under the Shareholder Services Plans, each of the aforementioned Funds is authorized to pay financial intermediaries Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Investor Class or Class A shares of the average daily net asset value of the Investor Class or Class A shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of its Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee	Since 1997	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	16	Ms. Anstine is a Trustee of Reaves Utility Income Fund (1 fund). Ms. Anstine was a Trustee of ALPS ETF Trust through December 2024 (23 funds); ALPS Variable Investment Trust through December 2024 (7 funds); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Edmund J. Burke, 1961	Trustee	Since 2009	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Blue Biofuels (since 2020) and Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	42	Mr. Burke is a Trustee of ALPS ETF Trust (24 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy W. Deems, 1976	Trustee	Since 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the AXS Green Alpha ETF.	47	Mr. Deems is a Trustee of ALPS ETF Trust (24 funds); ALPS Variable Investment Trust (7 funds); and Reaves Utility Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee and Chairman	Since 2009; Chairman Since 2024	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell is currently the CEO of TalkBox, a phone/privacy booth company and key venture of Red Idea, LLC (since 2023) and a board member of DLVR, a package security company (since 2018). Mr. Shell serves on the Finance Committee serving the Board of Directors of Children’s Hospital of Colorado (since 2023) and served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	16	None.

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Since 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance and Governance. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, and SPDR® S&P MIDCAP 400® ETF Trust.
Paul Holland, 1966	Treasurer	Since 2025	Mr. Holland joined ALPS in July 2022 and is currently a Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Mr. Holland held the position of analyst/manager at JP Morgan Chase & Co., consultant/manager at Brown Brothers Harriman & Co., analyst/AVP at Wellington Management Company, LLP and controller at real estate firms John J. Flatley Company and The Revival Companies.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Since 2010	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of ALPS Interval Fund Platform, ALPS Series Trust, Centre Funds, GraniteShares ETF Trust, Axonic Funds, Accordant ODCE Index Fund and FS MVP Private Markets Fund. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate and Alternative Income Trust.
Brendan Hamill, 1986	Secretary	Since 2024	Mr. Hamill rejoined ALPS in April 2024, and is currently Vice President and Principal Legal Counsel. Prior to his current role, Mr. Hamill was an Attorney-Adviser at the U.S. Securities and Exchange Commission (October 2022-March 2024), Vice President and Principal Legal Counsel ALPS (August 2021-October 2022), and an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021). Mr. Hamill also serves as Secretary of each of the ALPS ETF Trust, ALPS Variable Investment Trust, and the Principal Real Estate Income Fund.
Sheri Zetterower, 1963	Assistant Secretary	Since 2023	Ms. Zetterower rejoined ALPS in August 2022 and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to her current role, Ms. Zetterower worked at Ultimus Fund Solutions, Inc. (November 2020 – August 2022) and ALPS Fund Services, Inc. (April 2013 – October 2020).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 16, and any other investment companies for which ALPS Advisors Inc., CoreCommodity Management, LLC, Kotak Mahindra Asset Management (Singapore) Pte Ltd, or Smith Capital Investors, LLC provides investment advisory services (currently 34 funds, 0 funds, 0 funds, and 1 fund, respectively).

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 21, 1997. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 11, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Chief Financial Officer and Chief Compliance Officer. He is also a co-portfolio manager of the AXS Green Alpha ETF. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and was a licensed Certified Public Accountant from 2001 to 2016. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Michael “Ross” Shell

Mr. Shell has been an Independent Trustee of the Trust since August 2009 and became its Chairman in April 2024. In 2008, Mr. Shell founded Red Idea, LLC, a venture-building firm. He is currently CEO of TalkBox, a privacy booth company and Red Idea venture. Prior to Red Idea, Mr. Shell worked in the hedge fund industry in marketing and client services, spanning both public and private equity fund products. His past experience also includes work as a business strategist, being an executive of a strategic branding firm, and working on the global client services team of IDEO. Mr. Shell is on the finance committee for the Children’s Hospital of Colorado, supporting its board. Mr. Shell is a graduate of Stanford University. He was selected to serve as a Trustee of the Trust based on his business, marketing, client services, financial services and investment management experience.

Edmund J. Burke

Mr. Burke has been an Independent Trustee of the Trust since June 2022. Prior to that he served as an Interested Trustee of the Trust beginning August 2009. Mr. Burke joined ALPS Fund Services, Inc., the Funds' administrator, in 1991 and retired in 2019. He previously served as Director of ALPS Holdings, Inc., ALPS Fund Services, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., the Funds’ principal underwriter. Mr. Burke has over 20 years of financial services and investment management experience. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

None of the Independent Trustees own securities in the Adviser, any of the Sub-Advisers or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser, any of the Sub-Advisers or Distributor.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, each of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Michael “Ross” Shell, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics include, but are not limited to, the Trust’s multiple series of fund shares, the Fund’s single portfolio of assets, the Fund’s net assets, the services provided by the fund’s service providers, the formal and informal functions of the various Independent Trustees both during and between Board meetings, the existence of the Trust for over 25 years and the long board service of some of the Independent Trustees, which in some cases date back to the inception of the Trust.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the Independent Registered Public Accounting Firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the Independent Registered Public Accounting Firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Burke, Deems (Chairman) and Shell. The Audit Committee met five times during the fiscal year ended October 31, 2024.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine and Messrs. Burke, Deems and Shell (Chairman). The Nominating and Corporate Governance Committee of the Board met two times during the fiscal year ended October 31, 2024.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1000, Denver, Colorado, 80203.

As of December 31, 2024, the dollar range of equity securities in the Funds beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mary K. Anstine	None	None
Edmund J. Burke	None	None
Jeremy W. Deems	None	None
Jerry G. Rutledge[1]	None	None
Michael “Ross” Shell	None	$10,001 - $50,000

[1]	Mr. Rutledge was a Trustee as of December 31, 2024. Mr. Rutledge passed away in January 2025.

Remuneration of Trustees.

Effective April 1, 2025, the quarterly retainer received by all Trustees will be reduced to $30,000, plus $12,500 for each regular quarterly Board meeting attended. Prior to April 1, 2025, all Trustees receive a quarterly retainer of $31,000. Trustees receive $5,000 for each non-quarterly special Board meeting attended. Trustees receive $5,000 for each non-quarterly special Committee meeting attended for which a corresponding non-quarterly special Board meeting is not held. The Chairman of the Board and the Chairman of the Audit Committee also receive an additional quarterly retainer of $7,500 and $6,000, respectively. The Chairman of the Nominating and Governance Committee receives an additional quarterly retainer of $2,000. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended October 31, 2024, the Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Mary K. Anstine	$196,500	$0	$0	$417,000
Edmund J. Burke	$181,500	$0	$0	$441,000
Jeremy W. Deems	$205,500	$0	$0	$457,750
Jerry G. Rutledge[1]	$181,500	$0	$0	$231,500
Michael “Ross” Shell	$202,500	$0	$0	$202,500

*	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., CoreCommodity Management LLC, Kotak Mahindra Asset Management (Singapore) Pte Ltd. or Smith Capital Investors, LLC provides investment advisory services (currently 34 funds, 0 funds, 0 funds and 1 fund, respectively).

[1]	Mr. Rutledge was a Trustee for the fiscal period ended October 31, 2024. Mr. Rutledge passed away in January 2025.

No officer, trustee or employee of the Adviser or Sub-Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGERS

ALPS Advisors, Inc. (the “Adviser”), located in Denver, Colorado, is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”). ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. The Adviser’s principal address is 1290 Broadway, Suite 1000, Denver, CO 80203. As of June 30, 2025, ALPS Advisors, Inc. manages approximately $29.7 billion in assets. ALPS Holdings is an indirect wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, which acquired ALPS Holdings’ parent company DST Systems, Inc. in a transaction which closed on April 16, 2018.

Kotak India Equity Fund

The Adviser has delegated daily management of Fund assets to Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser” or “Kotak”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. Kotak is registered with the SEC as a registered investment adviser and holds a Capital Markets License for Fund Management issued by the Monetary Authority of Singapore. Kotak’s principal business address is 16 Raffles Quay, #31-02, Hong Leong Building, Singapore 048581.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 0.65% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser pays the Sub-Adviser an annual sub-advisory management fee pursuant to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) as follows: The Adviser will pay the Sub-Adviser an annual management fee of 0.56% based on the Fund’s average daily net assets. The sub- advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the basis for the Board of Trustees’ approval of the renewal of the Fund’s Advisory and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2024.

As described in the prospectus, the Adviser and the Sub-Adviser have contractually agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, Acquired fund fees and expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.00% of Investor Class, Class A, Class C and Class I shares and 0.75% of Class II shares of the Fund’s average daily net assets. The Adviser will waive the advisory fee payable to it by the Fund (the “Advisory Fee”) to the extent of such excess; the Sub-Adviser will waive the sub-advisory fee payable to it by the Adviser (the “Sub-Advisory Fee”) by the portion of such excess equivalent to the portion of the Advisory Fee represented by the Sub-Advisory Fee; and to the extent that such excess exceeds the amount of the Advisory Fee attributable to the particular Class, the Sub-Adviser and Adviser shall proportionately reimburse the Fund with respect to such Class in the amount that such excess exceeds the amount of the Advisory Fee attributable to the Class. This agreement is in effect through February 28, 2026. The Adviser and Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser and Sub-Adviser may not discontinue the arrangements described above prior to the dates described above without the approval of the Fund’s Board of Trustees. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

The table below shows the management fees for ALPS Advisors for the periods indicated:

	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022
Kotak India Equity Fund
Gross Advisory Fees	$2,476,675	$2,384,228	$2,399,095
Waiver of Advisory Fees	($420,514)	($431,570)	($441,782)
Reimbursement of other Expenses	$826	$26,739	$24,602
Net Advisory Fees	$2,056,987	$1,979,398	$1,981,915

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”).

The table below shows the sub-advisory fees paid to Kotak for the periods indicated:

	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022
Kotak India Equity Fund
Gross Sub-Advisory Fees	$2,133,460	$2,054,105	$2,066,914
Waiver of Sub-Advisory Fees	($361,584)	($350,330)	($359,417)
Reimbursement of other Expenses	$0	$0	$0
Net Sub-Advisory Fees	$1,771,876	$1,703,775	$1,707,497

The current term of the Advisory Agreement and Sub-Advisory Agreement is one year. The Board may extend the Advisory Agreement and Sub-Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended October 31, 2024.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Portfolio Solutions Distributor, Inc. (an affiliate of ALPS and the Adviser) (“APSD” or the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Fund, the Adviser, each Sub-Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Fund currently employs ALPS Fund Services, Inc. (an affiliate of APSD and the Adviser) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds. Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus, which is incorporated by reference in this SAI.

The table below shows the administrative fees earned by ALPS for the periods indicated:

	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022
Kotak India Equity Fund	$600,800	$574,990	$589,856

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved delegating proxy voting discretion to each Sub-Adviser (or, with respect to certain Funds, the Adviser) believing that each Sub- Adviser (or the Adviser) should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are summaries of the guidelines and procedures that each Sub-Adviser (or the Adviser) uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Sub-Adviser (or Adviser) uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Sub-Adviser (or Adviser) or any affiliated person of the Fund or the Sub-Adviser, on the other. This summary of the guidelines gives a general indication as to how the Sub-Adviser (or Adviser) will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Sub-Adviser (or, as applicable, the Adviser) always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30, will be available without charge, (i) upon request, by calling 866.759.5679 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of the Fund and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of each class of the Fund as of August 11, 2025:

FUND NAME		Percentage	Ownership
Kotak India Equity Fund – Class A Shares	LPL Financial LLC San Diego, CA	43.98%	Record
Kotak India Equity Fund – Class A Shares	Oppenheimer & Co., Inc. New York, NY	21.63%	Record
Kotak India Equity Fund – Class A Shares	National Financial Services, LLC Woodland Hills, CA	12.40%	Record
Kotak India Equity Fund – Class A Shares	UBS Financial Services, LLC Weehawken, NJ	6.61%	Record
Kotak India Equity Fund – Class A Shares	Robert W Baird & Co., Inc. Fort Worth, TX	5.58%	Record
Kotak India Equity Fund – Class C Shares	LPL Financial LLC San Diego, CA	43.17%	Record
Kotak India Equity Fund – Class C Shares	Charles Schwab & Co., Inc. San Francisco, CA	18.31%	Record
Kotak India Equity Fund – Class C Shares	UBS Financial Services, LLC Weehawken, NJ	15.59%	Record
Kotak India Equity Fund – Class C Shares	Oppenheimer & Co., Inc. Washington, DC	10.73%	Record
Kotak India Equity Fund – Class C Shares	National Financial Services, LLC Washington, DC	9.20%	Record
Kotak India Equity Fund – Class I Shares	Charles Schwab & Co., Inc. San Francisco, CA	22.79%	Record
Kotak India Equity Fund – Class I Shares	UBS Financial Services, LLC Weehawken, NJ	22.21%	Record
Kotak India Equity Fund – Class I Shares	Safra Securities LLC New York, NY	17.15%	Record
Kotak India Equity Fund – Class I Shares	National Financial Services, LLC Washington, DC	11.34%	Record
Kotak India Equity Fund – Class I Shares	Oppenheimer & Co., Inc. Richmond, VA	5.42%	Record
Kotak India Equity Fund – Class II Shares	The Regents of the University of California Oakland, CA	74.82%	Record
Kotak India Equity Fund – Class II Shares	Factory Mutual Insurance Company Waltham, MA	20.86%	Record
Kotak India Equity Fund – Investor Class Shares	National Financial Services, LLC Wexford, PA	41.93%	Record
Kotak India Equity Fund – Investor Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	12.46%	Record
Kotak India Equity Fund – Investor Class Shares	UBS Financial Services, LLC Weehawken, NJ	10.66%	Record
Kotak India Equity Fund – Investor Class Shares	Oppenheimer & Co., Inc. Sterling Heights, MI	9.79%	Record
Kotak India Equity Fund – Investor Class Shares	Morgan Stanley New York, NY	7.75%	Record
Kotak India Equity Fund – Investor Class Shares	BBH & Co. New York, NY	5.25%	Record
Kotak India Equity Fund – Investor Class Shares	Pershing LLC Jersey City, NJ	5.20%	Record

As of August 11, 2025, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s shares.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of the Fund Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Fund.

Other Accounts Managed by Portfolio Manager

The table below identifies as of October 31, 2024, for the portfolio manager of the Fund, the number of accounts (other than the Funds with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Kotak India Equity Fund
Nitin Jain (Co-Portfolio Manager)	0	$0	3	$531.58	3	$446.65
Amit Kumar Jain (Co-Portfolio Manager)	0	$0	3	$135.21	3	$446.65

ALPS Advisors Portfolio Manager Compensation

The Portfolio Managers who are responsible for the day-to-day management of the Fund are paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

Conflicts of Interest with Other Accounts. Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Kotak India Equity Fund

The portfolio managers are compensated by the Sub-Adviser and not the Fund. The Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain, motivate and reward high-caliber investment professionals to deliver superior long-term business performance within acceptable risk parameters. Portfolio managers receive a fixed base salary, and a variable component and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.

The Sub-Adviser may evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following elements:

●	Base salary. Each portfolio manager is paid a fixed base salary. In setting the base salary, the Sub-Adviser’s intention is to be competitive in marketplace in light of the particular portfolio manager’s experience, skills, competencies and responsibilities. The level of fixed pay should be sufficient enough in order to discourage inappropriate risk-taking.

Variable component. Each portfolio manager is evaluated every quarter on basis of pre-tax performance of all the funds for which a portfolio manager has day-to-day management responsibilities as compared to its respective benchmark of the individual funds over rolling one period. The performance of the portfolio managers are also measured against its peers within the space of the fund strategy. The variable component for each portfolio manager shall be based on his performance and overall profits of the Sub-Adviser. Further, the directors of the Sub-Adviser have discretion to reduce or increase the compensation payable to portfolio managers depending on qualitative assessment at the year end.

The variable component may consist of cash and deferred awards. At least 50% of the total variable component consists of ’stock options’ or ’stock appreciation rights’ or both of Kotak Mahindra Bank Limited, which is the parent entity of the Sub-Adviser. Additionally, at least 40% of the variable component shall be deferred over a period which is not less than three to five years.

Conflicts of Interest with Other Accounts. Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

Kotak and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Kotak and the individuals that it employs. For example, Kotak seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Kotak has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Kotak and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. Kotak or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to Kotak and its affiliates.

Kotak and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Kotak and the individuals that it employs. For example, Kotak seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Kotak has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Kotak and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of October 31, 2024.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Kotak India Equity Fund
Nitin Jain	$0
Amit Kumar Jain	$0

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. Because of the differences in service and distribution fees and class- specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued by the valuation designee at the official closing price. If there is no official closing price, the securities are valued by the valuation designee at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by the valuation designee. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Debt securities, including short-term debt obligations that will mature in 60 days or less, will generally be valued at the price supplied by an independent third-party pricing service approved by the valuation designee, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Specific adjustments may include, for example, adjustments to the pricing service’s valuation of odd lot securities taking into account the Fund’s transacted prices, pursuant to the Fund’s policies and procedures. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information concerning only U.S. federal income taxes except where otherwise expressly noted. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon the shareholder’s particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise specifically indicated. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Except where otherwise noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate minimum tax, and (ix) insurance companies.

For a discussion of the tax treatment of the ownership and disposition of Fund shares by foreign (i.e., non-U.S.) persons, see the discussion under “Foreign Shareholders,” below.

If a pass-through entity (including for this purpose any entity treated as a partnership or S. corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the pass- through entity. Owners of pass-through entities that are considering the purchase of shares of the Fund should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all of its net investment income and its net short-term capital gains. It is also the Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers, as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer, (2) the securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a RIC may significantly limit the extent to which the Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a RIC’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a RIC, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income or qualified dividend income. To qualify again to be taxed as a RIC that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions, which may be taxed to shareholders as either ordinary income or qualified dividend income. In addition, if the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of the sum of net short-term capital losses and certain capital loss carryovers from prior years) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund intends to distribute substantially all of its investment company taxable income and to distribute all of its capital gains, after offsetting any capital loss carryovers, in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the RIC distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

Under current law, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” would reduce the amount of income and/or gains that the Fund is required to distribute as dividends to non-redeeming shareholders. This practice is not available for the Fund that is treated as a “personal holding company” for federal income tax purposes. The total return on a shareholder’s investment would generally not be reduced as a result of the Fund’s use of this practice. If the IRS were to determine that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If the Fund retains any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital loss for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by the Fund may be carried forward indefinitely until they can be used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, distributions of gains that are offset by carried-forward capital losses are generally treated as return of capital distributions to shareholders The Fund cannot carry back or carry forward any net operating losses.

There were no capital loss carryovers or capital losses deferred during the fiscal year ended October 31, 2024.

The Fund may be limited under Code Section 382 in its ability offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in losses” refers to the excess, if any, of the Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. The Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of Fund shares in a 3-year period. Under Code Section 382, if the Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built- in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

The Fund may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for the Fund that is a personal holding company for federal income tax purposes.

Personal Holding Company

If the Fund is a “personal holding company” and fails to distribute (or to be treated as distributing) all of its investment company taxable income, the Fund may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” The Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Fund does not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

Investment into India

Capital Gains Tax under the Act

Capital gains derived by the Fund will be subject to tax as set out below. These rates are further increased by an applicable surcharge and health and education tax (“cess”). Currently, certain categories of taxpayers (including trusts such as the Fund) other than companies, firms, limited liability partnerships and co-operative society, are liable to pay a surcharge at the rate of 37% on its total tax amount (where income exceeds INR 50 million), 25% on its total tax amount (where income exceeds INR 20 million but does not exceed INR 50 million), (a) 15% on its total tax amount if their income exceeds INR 10 million, and at the rate of 10% where the income exceeds INR 5 million but is less than or equal to INR 10 million. The surcharge for these other categories of taxpayers is capped to 15% where income is in the nature of dividend income, and long term capital gain, short term capital gain on sale of listed shares, units of equity oriented fund, units of a business trust which are liable to securities transaction tax and for short term capital gain earned by Foreign Portfolio Investors (“FPIs”) on transfer of securities (as defined under Securities Contract (Regulation) Act, 1956) and (b) 25% for any other income, if these taxpayers opt for the new tax regime under Section 115BAC of the Act. In addition, all the taxpayers must pay, a health and education cess of 4% of the total of tax and surcharge amount.

●	Long-term capital gains in excess of INR 125,000 (gains on sale of equity shares in a company executed on a recognized stock exchange in India or units of an equity oriented fund held for longer than 12 months) will be taxed at the rate of 12.50% (plus applicable surcharge and cess) provided the Securities Transaction Tax (“STT”) the sale of securities has been paid on acquisition as well as disposal, subject to certain exceptions.

In case of assets acquired prior to February 1, 2018, the cost of acquisition shall be the higher of: (i) its actual cost; and (ii) the lower of: (a) its fair market value (“FMV”) as on January 31, 2018 (calculated in accordance with normal valuation procedures) and (b) the full value consideration received on transfer of such shares. Therefore, in effect, long-term capital gains accrued up to 31 January 2018 will continue to be exempt. Any benefit of indexation (i.e. any adjustment for inflation) or foreign currency fluctuation however, would not be accounted for.

●	Short-term capital gains arising from the sale of listed equity shares and units of “equity oriented” funds executed on a recognized stock exchange in India are taxed at 20%, provided that the applicable STT has been paid at the time of sale.

●	Long-term capital gains from the sale of Indian listed securities not executed on a recognized stock exchange in India and unlisted shares are taxed at the rate of 10% in India. The Finance Bill, 2025 (introduced on February 1, 2025) proposes to standardize the tax rate to 12.5% for long term capital gain on all shares and securities with effect from April 1, 2025. Short-term capital gains from sale of Indian securities not executed on a recognized stock exchange in India and other unlisted securities will be taxed at the rate of 30% in India for non-corporates / FPIs.

The holding period for determining whether capital gains are long term or short term in nature shall vary depending upon the type of security. For listed securities (including shares of a company or a unit of an equity oriented fund or zero coupon bond),the asset is characterized as a long-term capital asset if it is held for longer than twelve (12) months. Capital gains on unlisted securities (other than unlisted bonds and debentures) is treated as long-term if they are held for longer than twenty-four (24) months. Any income arising on transfer or redemption or maturity of unlisted bonds and debentures is deemed as short-term capital gain (irrespective of the period of holding).

Change in Structure of Fund Investments in Indian Securities

The Fund is registered through the Portfolio, but was liquidated completely on 30th October 2020. Currently, all the investments in Indian securities are being held directly by the Fund.

For investments made by the Fund directly in India, the Fund would be subject to tax in India at the applicable domestic tax rate in India, subject to any relief available to it under the India – US Tax Treaty.

Impact on Fund Shareholders

Taxes imposed by India on capital gains realized by investors or the Fund could adversely affect the Fund’s performance.

The Act levies a capital gains tax on income arising from the transfer or redemption of shares/interest in a company/entity organized outside India which derives, directly or indirectly, its ‘value substantially’ from the assets located in India. The transferor in this case is required to withhold and pay taxes to the Government of India.

The shares shall be deemed to derive ’substantial value’ from the assets located in India, if on the specified date, the value of Indian assets –

●	Exceeds INR 100 million; and
●	Represents at least 50% of the value of all of the assets owned by the foreign company.

Capital gains will be taxable in India only to the extent that they are attributable to the Indian assets. Valuation rules have been prescribed in this regard.

Exemption to small shareholders - There would be no levy of Indian tax if the transferor, along with its related parties: (a) does not hold the right of management or control of the company; and (b) holds less than or equal to 5% of the voting power or the share capital in the company / entity organized outside India which holds the Indian assets directly and whose shares are being transferred.

It has been clarified that the foregoing indirect transfer provisions shall not cover, direct or indirect investments held by non-resident investors in FPIs that are registered as Category-I (such as the Fund) with SEBI under the FPI Regulations. Thus, the transfer or redemption of shares held by the investors directly or indirectly in such FPIs will not be subject to any tax or withholding tax in India.

Shareholders of the Fund who are U.S. persons (“U.S. shareholders’) may be ineligible to claim U.S. foreign tax credits for foreign taxes paid by the Fund. Even if a U.S. shareholder were eligible to claim the foreign tax credit for such taxes, limitations imposed by the Code could prevent a U.S. shareholder from using the foreign tax credit for capital gains taxes paid to India. Income and gains of the Fund for which a U.S. foreign tax credit is not available would be subject to two levels of tax –both at the Fund level in India and at the shareholder level in the United States.

Taxation of Dividends: Dividends paid by domestic companies are taxable in the hands of non-resident shareholders at 20% (plus surcharge and cess) subject to benefit under applicable treaties. Accordingly, dividends earned by the Fund would be taxed at the rate of 20% (plus applicable surcharge and cess) subject to benefit under applicable treaties.

Further, based on a specific clarification issued by the Central Board of Direct Taxes, even if shares of the Fund derive ’substantial value’ from India, any dividends distributed by it to its shareholders would not be considered as income accruing or arising in India and thus, would not be taxable in India.

Exposure to Permanent Establishment risk: While the Fund believes that its activities should not create a permanent establishment (“PE”) for the Fund in India, there is a risk that the Indian tax authorities could take a contrary view. If for any reason the Fund is held to have a PE in India, in such a case the Fund’s profits could be subject to tax in India to the extent attributable to the PE and the assets that form part of the PE at the rate of 35% on net basis (plus applicable surcharge and cess) for corporates and 40% on net basis (plus applicable surcharge and cess) for non-corporates.

General Anti-Avoidance Rule (GAAR): The GAAR contained in the Act became effective April 1, 2017. Under the GAAR regime, once an arrangement or a transaction or any part thereof has been declared as an ‘impermissible avoidance arrangement’, the Indian tax authorities have been granted wide powers to disregard entities in a structure, deny treaty benefits, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa.

The term ‘impermissible avoidance arrangement’ has been defined to mean an arrangement where the main purpose is to obtain a tax benefit, and it:

1.	creates rights, or obligations, which are not ordinarily created between persons dealing at arm’s length;
2.	results, directly or indirectly, in the misuse, or abuse, of the provisions of the Act;
3.	lacks commercial substance or is deemed to lack commercial substance, in whole or in part; or
4.	is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

Further, an arrangement shall be presumed, unless it is proved to the contrary by the taxpayer, to have been entered into, or carried out, for the main purpose of obtaining a tax benefit, if the main purpose of a step in, or a part of, the arrangement is to obtain a tax benefit, notwithstanding the fact that the main purpose of the whole arrangement is not to obtain a tax benefit.

An arrangement shall be deemed to lack commercial substance (amongst other factors) if:

1.	the substance or effect of the arrangement as a whole, is inconsistent with, or differs significantly from, the form of its individual steps or a part; or
2.	it involves or includes:

a)	round trip financing;
b)	an accommodating party;
c)	elements that have effect of offsetting or cancelling each other; or
d)	a transaction which is conducted through one or more persons and disguises the value, location, source, ownership or control of funds which is the subject matter of such transaction; or

3.	it involves the location of an asset or of a transaction or of the place of residence of any party which is without any substantial commercial purpose other than obtaining a tax benefit for a party; or
4.	it does not have a significant effect upon the business risks or net cash flows of any party to the arrangement apart from any effect attributable to the tax benefit that would be obtained.

However, it is provided that GAAR shall not apply, inter alia, to:

●	arrangements where the aggregate tax benefit in a relevant year, to all the parties involved, does not exceed INR 30 million;

●	registered FPIs that do not take any benefit under the applicable tax treaty; and

●	any income or gains on transfer arising to a person from investments made prior to April 1, 2017.

If the Indian tax authorities were to apply the GAAR to the Portfolio for investments made prior to April 1, 2017, the tax benefits claimed, if any, could be denied to the Fund. Consequently, the application of GAAR could have an adverse impact on the taxability of the Fund and the returns to the Investors.

Capital gains and business income classification: The Act clarifies, by way of an amendment, that the securities held by an FPI shall be treated as ‘capital assets’ and any income earned therefrom shall be treated as ‘capital gains’.

Minimum Alternate Tax: Under the Act, if the tax payable by a company is less than 15% of its adjusted book profits, it will be required to pay a MAT at the rate of 15% of such book profits. However, if the income of foreign companies comprises of inter alia capital gains arising on transactions in securities, interest etc. then such income shall not be subject to the MAT. The Act was further amended to provide that a foreign company shall not be subject to a MAT if the foreign company’s country of residence has entered into a tax treaty with India, and such company does not have a permanent establishment in India, as defined by the tax treaty.

Therefore, with respect to the income accruing to the Portfolio and the Fund from its investments in Indian securities, the Portfolio and the Fund will not be subject to levy of MAT in India.

Tax Deduction at Source (TDS)

With effect from July 1, 2021, any person buying goods from an Indian resident is required to deduct tax at source at 0.1% of the consideration exceeding INR 5 million (USD 60k approx.) if such buyer’s business turnover in the immediately preceding year was more than INR 100 million (USD 1.21 million). However, it has been clarified that this obligation is not relevant for the non-residents who do not have a permanent establishment in India or has a permanent establishment in India but the purchase is not effectively connected to such permanent establishment.

Tax Collection at Source (TCS)

Any person selling goods is required to collect tax at source at 0.1% of the consideration exceeding INR 5 million (USD 60k approx.) if such seller’s business turnover in the immediately preceding year was more than INR 100 million (USD 1.21 million). TCS is not applicable if the buyer has withheld the taxes. Further, while Fund with no business in India may take a view that it is not obligated to collect TCS, this is ambiguous at present. Notwithstanding the foregoing, the Finance Bill 2025 introduced on February 1, 2025 proposes to omit the TCS provisions with effect from April 1, 2025.

THESE TAX CONSEQUENCES ARE BASED ON THE CURRENT TAX LAW IN INDIA, TAXATION TREATY AND INTERPRETATION THEREOF. THESE PROVISIONS AND INTERPRETATIONS THEREOF ARE LIKELY TO CHANGE IN FUTURE IN WHICH CASE THE TAX CONSEQUENCES COULD CHANGE SUBSTANTIALLY. EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS OWN ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE PURCHASE AND OWNERSHIP OF THE SHARES.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned the shareholder’s shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The maximum long-term capital gain rate applicable to individuals is generally 20%.

The Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at a maximum tax rate applicable to long-term capital gain. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund (with respect to the dividend paying corporation’s stock) and its shareholders (with respect to the Fund’s shares). The Fund does not expect a significant portion of distributions to be derived from qualified dividend income. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid).

Distributions of earnings are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends,” a designation which the Funds generally do not expect to make). Any gain resulting from the sale or redemption of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the preceding year.

The maximum long-term capital gain rate applicable to individuals generally is 20%. These tax rates are in addition to the 3.8% Medicare tax imposed on certain net investment income. See “Surtax on Net Investment Income,” below.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for 50% dividends received deduction with respect to the amount of qualifying dividends received by the Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends. For a shareholder to receive this deduction, certain holding period requirements apply. In particular, the Fund’s corporate shareholders must hold their Fund shares (and must not have certain protections against risk of loss) at least 46 days for the 91-day period beginning on the date 45 days before the date on which the Fund’s shares becomes ex-dividend. Additionally, the Fund must meet similar holding period requirements with respect to shares of the domestic corporation issuing dividends or paying amounts treated as dividends. The dividends-received deduction is also reduced for dividends on certain debt-financed portfolio stock.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. If the Fund, as a RIC, earns business interest income, the Fund would be permitted to pay Code Section 163(j) interest dividends to its shareholders. A shareholder that receives a Code Section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s shares, and thereafter as capital gain. A return of capital is generally not taxable, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a taxable gain or loss to the selling or redeeming shareholder equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the shares sold or received. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitation.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional charge on a portion of any “excess distribution” from PFICs or gain from the disposition of PFIC shares, the Fund may elect to “mark-to-market” annually its investments in such entities, which will result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, an electing Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, an electing Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. As a RIC, an electing Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above.

Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund must include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by an electing Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Amounts included in income under a QEF election will be qualifying dividend income for a RIC if either (i) the earnings attributable to the inclusions are distributed in the taxable year of the inclusion, or (ii) such earnings are derived with respect to the RIC’s business of investing in stock, securities or currencies. In order to make a QEF election, the Fund must obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividends are not eligible to be treated as qualified dividend income.

If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and an interest charge on distributions with respect to such shares, or gain from the disposition of such shares, under punitive tax rules that apply to so-called “excess distributions” from PFICs, even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations

The Fund may also invest in entities referred to as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value (“U.S. shareholders”). If the Fund is a U.S. shareholder with respect to a CFC, the Fund must annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) global intangible low-tax income (“GILTI”), both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by the Fund as subpart F income of a CFC are qualifying income for a RIC under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that GILTI inclusions are treated in the same manner for purposes of Code Section 851(b) as subpart F inclusions.

Non-U.S. Taxes

The Fund that invests in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by the Fund would also be subject to certain limitations imposed by the Code.

If the Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a RIC if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Fund makes no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain foreign currency contracts may be subject to Code Section 1256, with the result that such contracts generally must be “marked to market” annually, and gains and losses with respect to such contracts would generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. See “Options and Other Financial Products”, above. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a RIC, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Financial Products

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of the Fund’s investments, such as certain option transactions as well as futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

For the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income. Gain realized from closing out futures contracts will be considered qualifying income for purposes of the 90% gross income requirement.to the extent that such gain is derived with respect to the relevant Fund’s business of investing in securities. The IRS could challenge the Fund’s determination that gain from closing out future contracts is qualifying income for purposes of the 90% requirement.

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of the Fund as a RIC.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of the Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a RIC, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

The Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally is must include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by a taxpayer that have original issue discount may include investment in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by the Fund will give rise to income that the Fund must distribute even though the Fund does not receive an interest payment in cash on the obligation during the year and may never receive such payment. In order to generate sufficient cash to make the required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales or may receive a larger capital gain distribution than it would in the absence of such a transaction. In turn, the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

Transfers between Classes of a Single Fund

Exchanges of shares between classes of a single Fund are generally not taxable transactions. Certain “significant holders” of the Fund within the meaning of Treasury Regulation Section 1.368-3(c)(1) will be required to include in their federal income tax returns for the year of the exchange of one class of stock for another the information listed in Treasury Regulation Section 1.368-3(b). The term “significant holders” refers to shareholders of the Fund who own at least one percent (by vote or value) of the total outstanding shares of the Fund, as well as shareholders who own shares of the Fund (immediately before the exchange in question) having a tax basis of at least $1 million.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

The Fund’s investments in REIT equity securities, if any, may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under Code Section 199A, a deduction of up to 20% is available for taxpayers other than corporations for qualified business income received in taxable years beginning before January 1, 2026, from certain pass-through businesses, including “qualified REIT dividends” from REITs (i.e., ordinary REIT dividends, other than capital gains dividends, and REIT dividends designated as qualified dividend income). A RIC may pay and report “section 199A dividends” to its shareholders with respect to the RIC’s qualified REIT dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.

A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for a taxable year equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. This could happen, for example, if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of such UBTI.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends or gross sale proceeds paid to any individual shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), (ii) has been identified by the IRS as otherwise subject to backup withholding, or (iii) fails to certify to the Fund that the shareholder is a U.S. person who is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning before January 1, 2026. For distributions or proceeds paid in later tax years, the backup withholding rate is scheduled to be increased to 28%, subject to any change in applicable law. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder federal income tax liability, if any, provided that certain required information is timely furnished to the Internal Revenue Service.

Cost Basis Reporting

The Fund (or its administrative agents) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, when redeemed, exchanged or otherwise sold and whether the shares had a short-term or long-term holding period. In addition, the Fund is required to report the gross proceeds from the sale of all Fund shares (regardless of when such shares were purchased).

Shareholders may elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, the Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Surtax on Net Investment Income

An additional 3.8% Medicare tax will be imposed on certain net investment of U.S. individuals, estates and certain trusts to the extent that such person’s gross income, as adjusted, exceeds a threshold amount. Net investment income for this purpose includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of the Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” are shareholders that are foreign persons, including: (i) individuals classified as nonresident aliens for U.S. tax purposes, (ii) foreign trusts (i.e., trusts other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., an estate the income of which is not subject to U.S. tax on its foreign-source income), and (iv) foreign corporations (i.e., entities classified as corporations for U.S. tax purposes other than an entity organized under the laws of the United States or any state). If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of owner of the pass-through entity will generally depend upon the status of the owner and the activities of the pass-through entity. Pass-through entities that own, or are considering the purchase of shares of, the Fund should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund.

This discussion does not address tax consequence of special concern to foreign shareholders subject to special U.S. tax rules, including:

●	former U.S. citizens and residents and expatriated or inverted entities;
●	a nonresident alien individual present in the United States for 183 days or more in a taxable year.
●	a controlled foreign corporation, passive foreign investment company, or a foreign government; or
●	a foreign shareholder whose income from the Fund is effectively connected with a U.S. trade or business of the foreign shareholder or, if a U.S. income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder as determined under such treaty.

U.S. Withholding Requirements on Distributions to Foreign Shareholders Generally

Subject to the exceptions described below, distributions made to foreign shareholders of the Fund will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Such withholding is something referred to as “Chapter 3 Withholdings.” If any distribution made by the Fund is “effectively connected” with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding generally applicable to foreign shareholders will not apply provided that the shareholder provides the Fund with proper document (generally on a Form W-8ECI) certifying its eligibility for such treatment, and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders, and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation.

Short-Term Capital Gain Dividends

If a foreign shareholder of the Fund timely furnishes valid tax documentation on the appropriate Form W-8 certifying its non-U.S. status, short-term capital gain dividends properly reported by the Fund to shareholders as paid from its net short-term capital gains in excess of the Fund’s net long-term capital losses, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below under “Redemption and Capital Gain Dividends”), will not be subject to U.S. withholding tax unless the shareholder is a nonresident alien individual present in the United States for periods aggregating 183 days or more during the taxable year of the dividend and certain other conditions apply.

Interest-Related Dividends

If a foreign shareholder of the Fund timely furnishes valid tax documentation on the appropriate Form W-8 certifying its non-U.S. status, dividends properly reported by the Fund to shareholders as interest-related dividends and paid from its net “qualified interest income” generally will not be subject to U.S. withholding tax. “Qualified interest income” includes, in general, the sum of the Fund’s U.S. source: (i) bank deposit interest, (ii) short-term original issue discount (payable 183 days or less from the date of its original issuance), (iii) interest on obligations in registered form that qualifies as “portfolio interest,” and (iv) any interest-related dividend passed through from another RIC, in each case in excess of expenses allocable to the interest income. However, with respect to clauses (iii) and (iv), the Fund’s interest-related dividends paid to a foreign shareholder are subject to U.S. taxation to the extent attributable to interest received by the Fund on indebtedness issued by (a) the foreign shareholder, (b) any corporation or partnership of which the foreign shareholder is a 10 percent owner, or (c) a person related to the foreign shareholder if the foreign shareholder is a CFC. In addition, dividends do not qualify as interest-related dividends if paid to foreign shareholders in countries for certain periods during which the Secretary of the Treasury determines that there is inadequate information exchange between such country and the United States to prevent the evasion of U.S. income tax by a U.S. person.

Shares Held Through an Intermediary

Where shares of the Fund are held through an intermediary, even if the Fund reports a distribution in a manner described above, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts. In addition, the foregoing exemptions from U.S. withholding tax do not apply to withholding required under the Foreign Account Tax Compliance Act (“FATCA”), described under the discussion below under “Withholding on Shares Held in Foreign Accounts.”

Redemptions and Capital Gain Dividends

In general, a foreign shareholder’s capital gains realized on the redemption or other disposition of shares of the Fund or from capital gain dividends are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status (generally, on an applicable IRS Form W-8), unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder, (ii) in the case of an individual foreign shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met, or (iii) the Fund is a “qualified investment entity.” A RIC is a “qualified investment entity” if it either is a “U.S. real property holding corporation” (a “USRPHC) or would be a USRPHC but for the application of certain exceptions to the definition thereof. A USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s interests in real property and trade or business assets. USRPIs generally include any interest in U.S. real property and any interest (other than solely as a creditor) in a domestic corporation that was a USRPHC in the preceding five years (or during the shareholder’s holding period in shares of the USRPHC, if shorter). However, the term “USRPI” does not include a “domestically controlled” qualified investment entity as defined to include a qualified investment entity if less than 50% of its shares were owned, directly or indirectly, by foreign persons at all times over specified periods.

If a foreign shareholder of the Fund is subject to tax for the reason identified in clause (i), above, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If clause (i) is inapplicable but clause (ii), above, applies, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If clause (iii), above, applies, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or attributable to certain distributions received by the Fund from a lower-tier RIC or real estate investment trust, would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of withholding and the character of such distributions (e.g., as ordinary income or capital gain), would depend upon the extent of the foreign shareholder’s current and past ownership of the Fund. In addition, if the stock of the Fund were considered a USRPI, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a “qualified investment entity” will depend upon the nature and mix of the Fund’s assets. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

Certification Requirements for Obtaining Reduced Treaty Rates of Withholding and Exemptions from Backup Withholding

In general, a foreign shareholder of the Fund that intends to qualify for a lower rate of withholding under an applicable U.S. income tax treaty must provide the Fund with proper document (generally on a Form W-8BEN or a Form W-8BEN-E) certifying its eligibility for treaty relief. Foreign shareholders should consult their tax advisers in this regard.

Distributions and redemption proceeds paid or credited to a foreign shareholder of the Fund are generally exempt from backup withholding. However, a foreign shareholder of the Fund may be required to establish that exemption by providing certification of foreign status on an appropriate Form W-8.

Withholding on Shares Held in Foreign Accounts

Under FATCA special withholding rules apply when U.S. persons hold investments in the Funds through foreign financial institutions (“FFIs”) or non- financial foreign entities (“NFFEs”). Under FATCA, FFIs or NFFEs that are shareholders of a Fund may be subject to a 30% withholding tax on: certain distributions paid by the Fund. The FATCA withholding tax generally may be avoided on payments to an: (a) FFI, if the FFI reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) NFFE, if the NFFE: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial

U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

FFIs and NFFEs also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The certification requirements imposed by FATCA are in addition to, the U.S. certification requirements described above to obtain reduced rates of withholdings generally applicable to distributions paid to foreign shareholders or to avoid backup withholding described above.

Reportable Transactions

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Whether a loss is reportable under these regulations does not determine whether the taxpayer’s treatment of the loss is proper. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.

Other Tax Matters

Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-qualified plans as well as to investments by tax-exempt entities. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans or by such entities and the precise effect that an investment in the Fund would have on their particular tax situations.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund and for more information on the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of the respective Investment Advisory Contract and/or Management Contract are matters to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUND

Custodian. Brown Brothers Harriman & Co. (“BBH”), located at 40 Water Street, Boston, Massachusetts 02109, serves as the custodian for the Fund. As such BBH holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, BBH each receives and delivers cash and securities of the Fund in connection with portfolio transactions and collect all dividends and other distributions made with respect to portfolio securities. BBH also maintains certain accounts and records of the Fund.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Fund; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of APSD and the Adviser.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen & Co”) serves as the Trust’s Independent Registered Public Accounting Firm. Cohen & Co is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Fund and is located at 3400 Walnut Street, Suite 700, Denver, Colorado 80205.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The financial statements and financial highlights in the October 31, 2024 Annual Report (the “Annual Report”) of the Fund are incorporated in this SAI by reference. The financial statements and financial highlights in the Annual Report have been audited by Cohen & Company, Ltd. (“Cohen & Co”), the Trust's Independent Registered Public Accounting Firm, except the financial highlights for each fiscal year or period ended prior to October 31, 2022, which were audited by other auditors. Cohen & Co's report thereon appears in the Annual Report. You can obtain additional copies of such Annual Report at no charge by writing or telephoning the Fund at the address or toll-free number on the front page of this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short- term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or
●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

1.	Policy Statement & General Background

a.	Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

b.	Policy Summary

With respect to investment companies registered under the 1940 Act, any assignment of voting authority over the Fund’s voting securities is typically delegated to ALPS Advisors, Inc. (“AAI”) as the Fund’s investment adviser, or the Fund’s sub-adviser by the respective Fund’s Board of Trustees/Directors. If the Fund’s day-to-day investment decisions are performed by the Fund’s investment sub-adviser(s), Fund’s Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of the Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise. In addition, proxy voting authority may be delegated to AAI where it serves as the Fund’s sub-adviser.

AAI has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings or each investment company’s proxy voting record for 12-month periods ending June 30th.

c.	Policy

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where the Fund relies upon Section 12(d)(1)(F) of the 1940 Act, and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

i.	Proxies will usually not be voted in cases where the security has been loaned from the client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:

●	the matter to be voted on has critical significance to the potential value of the security in question;

●	the security represents a significant holding and whether the security is considered a long-term holding; and

●	AAI believes it can recall the security in time to cast the vote.

ii.	Proxies will usually not be voted in cases where AAI deems the costs to the client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers who impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section 2.b., Conflicts of Interest, below).

2.	Operating Procedures & Control Activities

Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on:

a.	Proxy Committee

AAI has established a Proxy Committee whose standing members are determined by AAI’s Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

i.	direction of the vote on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines (stated in 2.c.i) or on proposals which require special, individual consideration in accordance with Section 2.c.iii.;
ii.	review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;
iii.	development and modification of Voting Procedures, as stated in Section 2.d., as it deems appropriate or necessary.

b.	Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

c.	Proxy Voting Guidelines

i.	AAI’s Proxy Voting Guidelines – General Practices

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

ii.	Ability to Vote Proxies Other than as Provided by Voting Guidelines

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter including any potential conflicts of interest. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer.

iii.	Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or a an individual client’s guidelines.

●	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

●	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

●	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

●	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

●	Proxies of Investment Company Shares. Proposals on issues other than those provided in Section 2.c.i will be voted on the specific instruction of the Proxy Committee.

●	Executive/Director Compensation. Except as provided in Section 2.c.i, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

●	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

d.	Voting Procedures

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

i.	AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

ii.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

iii.	On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

iv.	AAI will complete a Vote Authorization Registration with ISS for any new client, which will describe how ballots will be executed on behalf of the client. In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

v.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

vi.	Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A of these policies and procedures and anytime there is a material change to these guidelines.

●	If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

vii.	Each time that ISS will send AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section 2.c.ii. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

viii.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, AAI will receive a report from ISS detailing AAI’s voting for the previous period.

e.	Proxy Advisory Firm Oversight

i.	Initial Assessment

In selecting a third-party proxy advisory firm, AAI will perform an initial due diligence review to ensure that voting determinations are made in the best interests of AAI clients and in accordance with these policies and procedures. AAI’s review will include, but is not limited to, assessing:

●	The necessary resources to fulfill the proxy voting responsibilities;

●	Policies and procedures with respect to obtaining issuer and client input on proxy voting policies; and

●	Transparency regarding voting recommendations and research methodologies.

ii.	Ongoing Reviews

In addition to the initial evaluation of a proxy advisory firm, AAI will conduct ongoing assessments of the proxy advisory firm’s business. Such reviews will occur at periodic intervals and will include, but are not limited to:

●	Summary of material changes, if any, to the proxy advisory firm’s business and how such changes impact the services provided to AAI and its clients;

●	Methodology updates to guidelines and voting recommendations; and

●	Disclosure of conflicts of interest.

f.	Securities Lending

The Fund advised by AAI, where authorized by its respective Board, may engage in securities lending transactions, to the extent permitted by the Fund’s investment policies and limitations. The Adviser will be required to monitor for scheduled or anticipated proxy votes relating to securities on loan and determine whether the securities should be recalled from loan on the relevant record date. There may be situations where the Adviser may not be able to recall the security in time to cast the vote.

g.	Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

h.	Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Fund’s Chief Compliance Officer(s), if a material conflict of interest is deemed to have arisen.

i.	Monitoring

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines and such voting recommendations are based on accurate and complete information; and (2) review of the Fund’s N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

j.	Availability of Proxy Policy and Voting Record

A summary disclosure regarding the provisions of this Policy will be available in AAI’s Form ADV, to the extent AAI is required to prepare Part 2 to Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.

AAI will not selectively disclose its investment company clients’ proxy voting records; rather, AAI will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

●	The name of the issuer of the security;
●	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
●	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);
●	The shareholder meeting date;
●	A brief identification of the matter voted on;
●	Whether the matter was proposed by the issuer or by a security holder;
●	Whether the company cast its vote on the matter;
●	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and
●	Whether the company cast its vote for or against management.

k.	Other Recordkeeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

●	Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);
●	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;
●	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and
●	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

APPENDIX A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s (“ISS”) standard benchmark proxy voting guidelines. AAI will apply the most appropriate guidelines to ensure proxy votes are voted consistent with proxy voting policies and procedures and in the best interests of clients.

ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at: http://www.issgovernance.com/policy.

APPENDIX B

Conflicts of Interest Disclosure Form

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1.	Company name:

2.	Date of Meeting:

3.	Referral Item(s):

4.	Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5.	Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

b.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.	AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

●	To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

●	To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6.  Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:

Title:

Kotak Mahindra Asset Management (Singapore) Pte. Ltd.

Voting Policy

Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (KMAMS) believes in the principle that good Corporate Governance enhances the value of a company and promotion of good corporate governance standards at investee companies is an essential part of KMAMS’ responsibilities.

KMAMS, in its role as the investment adviser with responsibility towards the investors in the various funds managed by it, believes that where proxy voting has been delegated to it, it should exercise its right to vote always in the best interests of the investors in the funds.

The Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement KMAMS’ investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in the funds managed by KMAMS.

I.	Governance and Voting Principles

KMAMS considers corporate governance as one of the important factors while investing in a particular company. Corporate governance refers to the system by which a corporation is directed and controlled. It relates to the functioning of the managing board, supervision and control mechanisms, their inter-relationships and their relations with stakeholders. KMAMS believes that good corporate governance creates the framework which ensures that a corporation is managed in the long-term interest of shareholders.

Accordingly, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of the shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. KMAMS relies on a company’s disclosures, a company’s track record, specific best practices codes, research analysis, third party advisors and, most importantly, its Fund Management Department’s views in making voting decisions.

KMAMS will follow the below principles as a guiding framework in discharging its responsibilities through the exercise of proxy voting.

1.	Long term shareholders’ interests

The ultimate aim of the companies should be creation of long term economic benefits for the shareholders. The focus should be corporate governance matters, merger and other corporate restructuring and anti-takeover provisions in place.

2.	Rights of the Shareholders

KMAMS considers the rights of shareholders to be of paramount importance. Protecting these rights is fundamental to good governance. All shareholders should be given the opportunity to vote on all decisions concerning fundamental corporate changes.

3.	Independence and efficiency of the board of directors

KMAMS believes that every company should be headed by an effective board which is collectively accountable to shareholders and responsible for creating and sustaining long-term value for shareholders and other stakeholders. The board and its committees should include a strong presence of independent directors to allow an efficient oversight of the management.

4.	Executive and Director Compensation

KMAMS considers that aligning management interests with shareholder interests is a key factor in corporate governance. KMAMS believes that the company’s compensation policy with regard to its officers and management executives must be aligned with the company’s results.

5.	Governance of Environmental, Social and Governance (ESG) issues

As a responsible investor, KMAMS believes that ESG issues may impact the value and reputation of entities in which it invests. The companies are expected to act responsibly to all stakeholders and to meet corporate governance, environmental and social standards to protect stakeholders’ long- term interests.

I.3.	The voting preference to be followed are set out below:

Where proxy proposals concern corporate governance, takeover defence measures, compensation plans, capital structure changes and so forth, KMAMS shall pay particular attention to management’s arguments for promoting the prospective change.

KMAMS’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares of the funds managed by it.

a.  KMAMS will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrong doing for which the board must be held accountable.

b.  KMAMS will usually vote in favour of increases in capital which enhance a company’s long-term prospects. However, KMAMS will vote against increases in capital which would allow the company to adopt “poison pill” takeover defence tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

c.  KMAMS will usually vote in favour of proposals which will enhance a company’s long-term prospects. It will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, or where there would be a material reduction in shareholder value.

d.  For routine proxies, KMAMS’ position would be to neither vote in favour or against where the cost of voting outweigh the benefits that would accrue to investors. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues shall be analysed by KMAMS as to whether this is in the interests of the Fund.

e.  KMAMS shall consider votes on director nominees on a case-by-case basis.

f.  KMAMS shall consider proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control

II.       Proxy Voting Procedure and Approach

KMAMS shall vote the proxies of its clients solely in the interest of its clients and the ultimate beneficiaries of the funds for which they are responsible.

1.	Voting Committee

KMAMS has constituted a Voting Committee which is responsible for establishing voting guidelines and ensuring that these guidelines and procedures are followed. This committee is composed of members of the management and compliance teams.

KMAMS has appointed an independent third party proxy voting service provider with responsibility to review proxy proposals and to make voting recommendations. The voting is delegated by the committee to the investment team and is reviewed at the Investment Committee meetings. The proxy voting service provider shall not exercise any discretion in making vote recommendations. If the service provider is not able to provide its recommendations with respect to a proxy proposal an appropriate voting decision will be made by KMAMS in consultation with its analysts. KMAMS may vote proxies contrary to the recommendations of the service provider if it determines such action to be in the best interests of the investors. KMAMS will document the rationale for any proxy voted contrary to the recommendation of the service provider. As proxy voting is considered an integral part of the investment process, the final responsibility for proxy voting lies with the fund manager.

2.	Voting Process

When the custodian receives notification from the Issuer regarding a proxy voting, the custodian will inform KMAMS. The fund manager who has the biggest position in the company decides in consultation with other fund managers who may have exposure to same company. The fund manager will make the decision regarding the proxy and intimate the same to the appropriate team.

Upon being advised by the fund manager that it is necessary or desirable to vote on a particular matter relating to an investee company, one of the below route shall be used to execute the proxy voting:

-	Execute the proxy through voting platforms or proxy advisors

-	Instruct the custodian / sub-custodian through which proxy voting would be executed

-	Vote directly at the general meeting

-	Any other mechanism approved by the exchanges

Where KMAMS is a sub-advisor, it shall co-ordinate with the advisor as necessary to execute the proxy voting.

The proxy voting records are to be uploaded on the website on the link https://www.kotakamc.sg.

3.	ERISA Funds

Where KMAMS acts a fiduciary to plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and where sole proxy voting discretion rests with KMAMS, the policies and procedures as set out in this document will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

III.	Conflicts of Interest

There is a possibility that conflicts of interest may arise in the voting of proxies. Examples include conflicts of interest with companies within the Kotak Group (to which KMAMS belongs) as such companies may be providing funds or acting as the underwriter for investee companies or having other financial dealings. Each company in Kotak group has established formal barriers designed to restrict the flow of information between its various business units including securities, lending, commercial banking, investment banking and other divisions and the investment professionals in the Asset Management division.

In exercising its voting discretion, KMAMS and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision.

In order to maintain the integrity and independence of KMAMS’ proxy-voting decisions without undue influence from business relations of affiliates with investee companies, KMAMS shall manage conflicts of interest by ensuring that the Voting Committee sets the broad guidelines of proxy voting and by utilizing the services of the independent third party service provider which shall review proxies and make recommendations. Where potential for conflicts of interest are identified, KMAMS shall mitigate such conflicts of interest, by voting proxies in conformity with guidelines of the Voting Committee and the recommendations of the third party service provider unless there are compelling reasons in the best interest of investors to vote contrary to the voting guidelines/recommendations of the service provider. The rationale for voting contrary to the guidelines/ recommendations of the service provider shall be recorded by KMAMS. KMAMS may also abstain from voting if it is of the considered view that the conflict is significant and abstaining from voting would not adversely affect the interest of the investors.

IV.	Administration and Record Keeping

KMAMS is committed to transparency with regards to its proxy voting approach and execution. A copy of this policy can be accessed on the website.

KMAMS shall keep certain records in connection with its proxy voting activities and shall provide proxy-voting information to the respective fund upon its written or oral request.

KMAMS shall retain in the respective fund’s file, the following:

●	A record of the vote cast, if any (unless this record is retained by a third party for the benefit of Kotak and the third party is able to promptly provide KMAM(S) with a copy of the voting record upon its request);
●	A record recording the basis for the vote cast or if no vote is cast, a record of the analysis and determination that the cost of voting the proxy exceeds the benefit to the said fund of voting the proxy.
●	A copy of any document created by KMAM(S) or its employees that was material in making the decision on how to vote the subject proxy; and
●	With respect to the registered investment company, a copy of the proxy statement, unless retained by any third party for the benefit of Kotak or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system; and
●	A copy of any request or any other written communication (including emails or other electronic communications) to or from the said fund regarding the subject proxy vote cast by KMAMS.
●	The above copies and records shall be retained in the said fund’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of KMAMS.

Intentionally Left Blank

Intentionally Left Blank

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)

(1)	Trust Instrument of Registrant.(1)

(2)	Revised Trust Instrument of Registrant.(1)

(3)	Amendment to Trust Instrument of Registrant dated August 7, 2009.(5)

(4)	Amendment No.2 to Trust Instrument of Registrant dated January 29, 2020.(46)

(5)	Amendment No. 3 to Trust Instrument of Registrant dated March 12, 2024. (64)

(b)

(1)	By-Laws of Registrant.(1)

(2)	Revised By-Laws of Registrant.(1)

(3)	Amendment to By-Laws of Registrant dated April 25, 2008.(3)

(4)	Amendment to By-Laws of Registrant dated December 8, 2020.(50)

(5)	Amendment No. 3 to By-Laws of Registrant dated September 13, 2022.(60)

(c)	Provisions of instruments defining rights of security holders are contained in Articles 2 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a)(1) of this filing).

(d)

(1)	Investment Advisory and Management Agreement dated June 29, 2018 between Registrant and ALPS Advisors, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund).(38)

(2)	Investment Advisory Agreement dated December 30, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(3)	Amendment dated January 1, 2013 to Investment Advisory Agreement dated December 30, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.(20)

(4)	Investment Advisory Agreement dated May 31, 2018 between Registrant and ALPS Advisors, Inc. with respect to the CoreCommodity Management CompleteCommodities Strategy Fund.(36)

(5)	Investment Sub-Advisory Agreement dated May 31, 2018 among Registrant, ALPS Advisors, Inc. and CoreCommodity Management, LLC with respect to the CoreCommodity Management CompleteCommodities Strategy Fund.(38)

(6)	Investment Advisory Agreement dated May 31, 2018 between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(38)

(7)	Amendment dated August 3, 2018 to the Investment Advisory Agreement dated May 31, 2018 between Registrant and ALPS Advisors, Inc. with respect to the, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(38)

(8)	Investment Sub-Advisory Agreement dated May 31, 2018 among Registrant, ALPS Advisors, Inc. and RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(38)

(9)	Amendment dated August 3, 2018 to the Investment Sub-Advisory Agreement May 31, 2018 among Registrant, ALPS Advisors, Inc. and RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(38)

(10)	Investment Advisory Agreement dated August 21, 2018 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(38)

(11)	Investment Sub-Advisory Agreement dated August 21, 2018 among Registrant, ALPS Advisors, Inc. and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(38)

(12)	Investment Advisory Agreement dated January 30, 2012 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(15)

(13)	Amendment dated June 10, 2014 to Investment Advisory Agreement between the Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(23)

(14)	Amendment dated April 15, 2016 to Investment Advisory Agreement dated January 30, 2012 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Value Fund.(28)

(15)	Amendment dated August 31, 2016 to Investment Advisory Agreement dated January 30, 2012 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund.(29)

(16)	Investment Advisory Agreement dated October 1, 2018 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), the Emerald Growth Fund, the Emerald Small Cap Value Fund and the Emerald Insights Fund.(40)

(17)	Investment Advisory Agreement dated June 29, 2018 between Registrant and Smith Capital Investors, LLC with respect to the ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(37)

(18)	Investment Sub-Advisory Agreement dated June 29, 2018 among Registrant, ALPS Advisors, Inc., and Smith Capital Investors, LLC with respect to the ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(37)

(19)	Amendment dated December 2, 2019 to Investment Advisory Agreement dated August 21, 2018 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund) Class II.(45)

(20)	Amendment dated December 2, 2019 to Sub-Advisory Agreement dated August 21, 2018 among Registrant, ALPS Advisors, Inc. and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund) Class II.(45)

(21)	Investment Advisory Agreement dated June 17, 2020 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(22)	Investment Sub-Advisory Agreement dated June 17, 2020 among Registrant, ALPS Advisors, Inc. and Smith Capital Investors, LLC with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(23)	Amended and Restated Investment Advisory Agreement dated September 17, 2024 among Registrant and ALPS Advisors, Inc. with respect to the CoreCommodity Natural Resources ETF. (69)

(24)	Investment Sub-Advisory Agreement dated June 28, 2024 among Registrant and ALPS Advisors, Inc. and CoreCommodity Management, LLC with respect to the CoreCommodity Natural Resources ETF. (64)

(e)

(1)	Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(38)

(2)	Amendment dated April 16, 2018 to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Short Term Duration Bond Fund and ALPS/Smith Total Return Bond Fund.(38)

(3)	Amendment dated April 27, 2018 to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Short Term Duration Bond Fund and ALPS/Smith Total Return Bond Fund.(38)

(4)	Amendment dated March 10, 2020 to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Short Term Duration Bond Fund and ALPS/Smith Total Return Bond Fund.(47)

(5)	Amendment dated June 17, 2020 to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Short Term Duration Bond Fund, ALPS/Smith Total Return Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(6)	Amendment dated January 24, 2022, to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS | Red Rocks Listed Private Equity Fund), ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS | Smith Short Term Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Balanced Opportunity Fund, and ALPS | Smith Credit Opportunities Fund.(56)

(7)	Amendment dated June 27, 2024 to Distribution Agreement Amendment dated April 16, 2018, to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS | Red Rocks Listed Private Equity Fund), ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS | Smith Short Term Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Balanced Opportunity Fund, ALPS | Smith Credit Opportunities Fund, and ALPS | CoreCommodity Natural Resources ETF. (64)

(8)	Form of Selling Agreement between ALPS Portfolio Solutions Distributor, Inc. and Broker/Dealer.(47)

(9)	Form of Shareholder Servicing Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(47)

(10)	Form of Fund-SERV Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(47)

(11)	Form of Trust Networking Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(47)

(12)	Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. with respect to The Disciplined Growth Investors Fund, Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, Emerald Insights Fund, Emerald Small Cap Value Fund, Seafarer Overseas Growth and Income Fund, Seafarer Overseas Value Fund, Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.(38)

(13)	Amendment dated October 22, 2024 Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. with respect to The Disciplined Growth Investors Fund, Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, Emerald Insights Fund, Emerald Small Cap Value Fund, Seafarer Overseas Growth and Income Fund, Seafarer Overseas Value Fund, Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.(70)

(14)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer.(47)

(15)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm.(47)

(16)	Form of Fund-SERV Agreement between ALPS Distributors, Inc. and servicing firm.(47)

(17)	Form of Trust Networking Agreement between ALPS Distributors, Inc. and servicing firm.(47)

(18)	Form of Authorized Participant Agreement. (64)

(f)	None.

(g)

(1)	Custody Agreement dated November 13, 2007 between Registrant and The Bank of New York.(3)

(2)	Foreign Custody Manager Agreement dated November 13, 2007 between Registrant and The Bank of New York.(3)

(3)	Amendment No. 2 dated December 30, 2009 to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(4)	Amendment No. 2 dated December 30, 2009 to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(5)	Master Custodian Agreement dated June 1, 2013 between Registrant and State Street Bank and Trust Company with respect to certain series of the Trust.(21)

(6)	Amendment dated December 9, 2013 to the Master Custodian Agreement dated June 1, 2013 relating to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(31)

(7)	Custodian Agreement dated December 16, 2013 between Registrant and Brown Brothers Harriman & Co.(25)

(8)	Amendment dated April 15, 2016 to Custodian Agreement dated December 16, 2013 between Registrant and Brown Brothers Harriman & Co. with respect to the Seafarer Overseas Value Fund.(28)

(9)	Amendment dated May 18, 2016 to Custodian Agreement dated December 16, 2013, between Registrant and Brown Brothers Harriman & Co., with respect to the Seafarer Overseas Growth and Income Fund.(29)

(10)	Amendment dated June 29, 2018 to Master Custodian Agreement dated June 1, 2013 between Registrant and State Street Bank and Trust Company with respect to the ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(37)

(11)	Global Custody Agreement dated November 1, 2019 between Registrant and MUFG Union Bank N.A. with respect to The Disciplined Growth Investors Fund, Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, and Emerald Insights Fund.(43)

(12)	Amendment dated June 17, 2020 to Master Custodian Agreement dated June 1, 2013 between Registrant and State Street Bank and Trust Company with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(13)	Amendment dated February 9, 2021 to Custodian Agreement dated December 16, 2013 between Registrant and Brown Brothers Harriman & Co., with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(52)

(14)	Amendment dated July 2, 2024 to Master Custodian Agreement dated June 1, 2013 between Registrant and State Street Bank and Trust Company with respect to ALPS | CoreCommodity Natural Resources ETF. (64)

(h)

(1)	Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund).(2)

(2)	Amendment No. 5 dated March 9, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity).(6)

(3)	Transfer Agency and Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(4)	Transfer Agency and Interactive Client Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(5)	Amendment dated June 15, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund.(9)

(6)	Amendment dated August 2, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(9)

(7)	Amendment dated September 27, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Global Opportunities Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund).(9)

(8)	Amendment dated January 20, 2011 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(8)

(9)	Amendment dated May 21, 2018 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to Class A Shares of ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund),and ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(36)

(10)	Amendment dated June 29, 2018 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(37)

(11)	Amendment dated December 2, 2019 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to Class II Shares of ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(45)

(12)	Amendment dated June 17, 2020 to Transfer Agency and Services Agreement dated October 1, 2007 with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(13)	Amendment dated December 1, 2020, to Transfer Agency Services Agreement dated October 1, 2007, between Registrant and ALPS Fund Services Inc. with respect to ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS|Smith Balanced Opportunity Fund, ALPS|Smith Credit Opportunities Fund, ALPS|Smith Short Duration Bond Fund, ALPS|Smith Total Return Bond Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), and ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(56)

(14)	Transfer Agency and Service Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund.(15)

(15)	Transfer Agency and Service Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund) and Emerald Growth Fund.(52)

(16)	Amendment dated July 31, 2014 to Transfer Agency and Service Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(22)

(17)	Amendment dated April 15, 2016 to Transfer Agency and Services Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Value Fund.(28)

(18)	Amendment dated June 9, 2018 to the Transfer Agency and Services Agreement dated March 16, 2012 between the Registrant and ALPS Fund Services, Inc. with respect to Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, and Emerald Insights Fund.(38)

(19)	Transfer Agency and Service Agreement dated July 5, 2024 between Registrant and State Street Bank & Trust Company with respect to the ALPS | CoreCommodity Natural Resources ETF.(66)

(20)	Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund).(2)

(21)	Amendment dated March 9, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity).(7)

(22)	Amendment dated June 15, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund.(9)

(23)	Amendment dated August 2, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(9)

(24)	Amendment dated September 27, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Asset Allocation Aggressive (f/k/a RiverFront Global Growth Fund).(9)

(25)	Amendment dated January 20, 2011 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund) and ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(8)

(26)	Amendment dated February 28, 2018 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(34)

(27)	Amendment dated May 21, 2018 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to Class A Shares of ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund),and ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(36)

(28)	Amendment dated June 29, 2018 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(37)

(29)	Amendment dated April 30, 2018 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(38)

(30)	Amendment dated June 17, 2020 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(31)	Amendment between Registrant and ALPS Fund Services with respect to the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund dated August 19, 2022 to the Fund Accounting and Administration Agreement dated October 1, 2007, as amended, between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), RiverFront Asset Allocation Moderate (f/k/a RiverFront Moderate Growth & Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(59)

(32)	Amendment between Registrant and ALPS Fund Services dated February 28, 2025 to the Fund Accounting and Administration Agreement dated October 1, 2007, as amended, between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Global Opportunity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS Asset Allocation Growth & Income (f/k/a RiverFront Asset Allocation Growth & Income), ALPS/Kotak India ESG Fund, ALPS Balanced Opportunity Fund (f/k/a ALPS/Smith Balanced Opportunity Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, and ALPS/Smith Credit Opportunities Fund. (70)

(33)	Form of Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the ALPS | CoreCommodity Natural Resources ETF. (64)

(34)	Administration, Bookkeeping and Pricing Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund.(15)

(35)	Administration, Bookkeeping and Pricing Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund) and the Emerald Growth Fund.(16)

(36)	Amendment dated July 31, 2014 to Fund Accounting and Administration Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(22)

(37)	Amendment dated April 15, 2016 to Administration, Bookkeeping and Pricing Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Value Fund.(28)

(38)	Administration, Bookkeeping and Pricing Services Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund.(38)

(39)	Amendment dated March 14, 2018 to the Administration, Bookkeeping and Pricing Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, and Emerald Insights Fund.(38)

(40)	Amendment dated March 14, 2018 to the Administration, Bookkeeping and Pricing Services Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund.(38)

(41)	Amendment dated March 14, 2018 to the Administration, Bookkeeping and Pricing Services Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund.(38)

(42)	Amendment dated December 2, 2019 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(45)

(43)	Amendment dated August 25, 2020 to the Fund Accounting and Administration Agreement dated October 1, 2007 with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(44)	Amendment dated June 17, 2020 to the Liquidity Risk Management Addendum dated May 21, 2018 to the Fund Accounting and Administration Agreement dated October 1, 2007 with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(45)	Amendment dated June 17, 2020 to the Report Modernization Addendum dated May 21, 2018 to the Fund Accounting and Administration Agreement dated October 1, 2007 with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(46)	PFO Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(47)	Chief Compliance Officer Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(48)	PFO Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund) and the Emerald Growth Fund.(16)

(49)	Chief Compliance Officer Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund) and the Emerald Growth Fund.(16)

(50)	Amendment dated July 31, 2014 to PFO Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(22)

(51)	Amendment dated July 31, 2014 to Chief Compliance Officer Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(22)

(52)	Amended and Restated PFO Services Agreement effective January 1, 2016 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.(31)

(53)	Amended and Restated Chief Compliance Officer Services Agreement dated April 15, 2016 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Growth and Income Fund and the Seafarer Overseas Value Fund.(28)

(54)	Amendment dated June 9, 2018 to Chief Compliance Officer Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, Emerald Insights Fund and Emerald Small Cap Value Fund.(38)

(55)	Expense Agreement dated June 10, 2025 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Finance and Banking Innovation Fund and Emerald Insights Fund.(71).

(56)	Expense Agreement dated October 15, 2024 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Growth Fund (69).

(57)	Expense Agreement dated October 16, 2024 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Growth Fund (69).

(58)	Expense Agreement between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds. (71).

(59)	Expense Limitation Letter Agreement dated February 18, 2025 among ALPS Advisors, Inc. and the Trust with respect to ALPS Global Opportunity Fund (70).

(60)	Expense Limitation Letter Agreement dated [__], 2025 among ALPS Advisors, Inc. and the Trust with respect to ALPS Global Opportunity Fund (to be filed by subsequent amendment).

(61)	Expense Limitation Letter Agreement dated July 3, 2025, among Registrant, ALPS Advisors, Inc. and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. With respect to the Kotak India Equity Fund (filed herewith).

(62)	Expense Limitation Letter Agreement dated February 18, 2025 among AAI, Smith, and the Trust with respect to the ALPS | Smith Credit Opportunities Fund, ALPS | Smith Short Duration Bond Fund, and ALPS | Smith Total Return Bond Fund (70).

(63)	Expense Limitation Letter Agreement dated June 11, 2024 among Registrant, ALPS Advisors, Inc., and CoreCommodity Management, LLC with respect to the ALPS | CoreCommodity Management CompleteCommodities Strategy Fund. (65)

(64)	Expense Limitation Letter Agreement dated June 10, 2025 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund (71).

(65)	Expense Limitation Agreement dated October 1, 2024 between Registrant and ALPS Advisors, Inc. with respect to ALPS Balanced Opportunity Fund (68).

(66)	Expense Limitation Agreement dated September 30, 2024 between Registrant and ALPS Advisors, Inc. with respect to ALPS Balanced Opportunity Fund (68).

(67)	Fund of Funds Investment Agreement dated January 10, 2022, by and among Registrant, Fidelity Rutland Square Trust II, and Vulcan Value Partners, LLC with respect to Vulcan Value Partners Small Cap Fund.(59)

(68)	Fund of Funds Investment Agreement dated January 19, 2022, by and among Registrant, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II with respect to RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate.(59)

(69)	CoreCommodity Management Cayman Commodity Fund Ltd. Appointment of Agent for Service of Process.(66)

(70)	Services Agreement dated July 11, 2024 between ALPS Fund Services, Inc. and the Registrant.(66)

(i)

(1)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to ALPS Global Opportunity Fund, ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, ALPS Asset Allocation Growth & Income, ALPS | Smith Total Return Bond Fund, ALPS | Smith Short Term Bond Fund, ALPS Balanced Opportunity Fund, ALPS | Smith Credit Opportunities Fund, ALPS/Kotak India ESG Fund, and the ALPS | CoreCommodity Natural Resources ETF.(70)

(2)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the Emerald Growth Fund, Emerald Finance and Banking Innovation Fund, Emerald Insights Fund, Seafarer Overseas Growth and Income Fund, Seafarer Overseas Value Fund, Vulcan Value Partners Fund, and Vulcan Value Partners Small Cap Fund. (71)

(j)

(1)	Consent of Cohen & Company Ltd., as Independent Registered Public Accounting Firm with respect to the ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, ALPS Global Opportunity Fund, ALPS Asset Allocation Growth & Income, ALPS/Kotak India ESG Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Short Duration Bond Fund, ALPS Balanced Opportunity Fund, ALPS | Smith Credit Opportunities Fund, and ALPS | CoreCommodity Natural Resources ETF (70).

(2)	Consent of Cohen & Company Ltd., as Independent Registered Public Accounting Firm, with respect to the Emerald Growth Fund, Emerald Finance and Banking Innovation Fund, Emerald Insights Fund, Seafarer Overseas Growth and Income Fund, Seafarer Overseas Value Fund, Vulcan Value Partners Fund, and Vulcan Value Partners Small Cap Fund. (71)

(3)	Consent of Cohen & Company, Ltd., as Independent Registered Public Accounting Firm, with respect to the Kotak India Equity Fund (filed herewith)

(4)	Consent of Independent Registered Public Accounting Firm with respect to the ALPS Global Opportunity Fund (to be filed by subsequent amendment)

(k)	None.

(l)	Form of Share Purchase Agreement with respect to the Registrant.(6)

(m)

(1)	Amended Distribution and Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund, Investor Class (f/k/a Class A).(49)

(2)	Amended Distribution and Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund, Class C.(49)

(3)	Amended Distribution and Services Plan – ALPSGlobal Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund, Class A.(49)

(4)	Distribution and Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), Class R.(19)

(5)	Amended and Restated Shareholder Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund, Investor Class (f/k/a Class A).(37)

(6)	Amended and Restated Shareholder Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund, Class A.(37)

(7)	Amended and Restated Shareholder Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund, Investor Class (f/k/a Class A).(49)

(8)	Amended and Restated Shareholder Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund, Class A.(49)

(9)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund, Investor Class.(28)

(10)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund, Institutional Class.(28)

(11)	Distribution and Services Plan – Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Class A.

(12)	Distribution and Services Plan – Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Class C.

(13)	Distribution and Services Plan – Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Investor Class.

(14)	Distribution and Services Plan – Emerald Growth Fund, Class A.

(15)	Distribution and Services Plan – Emerald Growth Fund, Class C.

(16)	Distribution and Services Plan – Emerald Growth Fund, Investor Class.

(17)	Distribution and Services Plan – Emerald Insights Fund, Class A.

(18)	Distribution and Services Plan – Emerald Insights Fund, Class C.

(19)	Distribution and Services Plan – Emerald Insights Fund, Investor Class.

(20)	Amended and Restated Shareholder Services Plan – Emerald Growth Fund, Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund) and Emerald Insights Fund, Institutional Class.(28)

(21)	Amended and Restated Shareholder Services Plan - Emerald Growth Fund, Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund) and Emerald Insights Fund, Investor Class.(28)

(22)	Shareholder Services Plan – Emerald Growth Fund, Class C.(13)

(23)	Shareholder Services Plan – Emerald Insights Fund, Class C.(22)

(24)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth & Income Fund, Seafarer Overseas Value Fund, Investor Class (62).

(25)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth & Income Fund, Seafarer Overseas Value Fund, Institutional Class (62).

(26)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth & Income Fund, Seafarer Overseas Value Fund, Retail Class.(67)

(27)	Distribution and Services Plan - Seafarer Overseas Growth & Income Fund, Seafarer Overseas Value Fund, Retail Class. (67).

(n)

(1)	Rule 18f-3 Plan – RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(44)

(2)	Amended Rule 18f-3 Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(3)	Amended and Restated Rule 18f-3 Plan – Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund. (67)

(4)	Amended Rule 18f-3 Plan – Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, Emerald Insights Fund, Emerald Small Cap Value Fund and Emerald Select trueLiberty Income Fund (f/k/a Emerald Select trueMLP Strategy Fund).(43)

(5)	Rule 18f-3 Plan – Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.(39)

(o)	Reserved.

(p)

(1)	Code of Ethics for Registrant.(47)

(2)	Code of Ethics for SS&C ALPS (includes ALPS Holdings, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc.) revised as of July 1, 2024. (filed herewith)

(3)	Code of Ethics for Vulcan Value Partners, LLC revised as of July 1, 2023. (62)

(4)	Code of Ethics for CoreCommodity Management, LLC.(52)

(5)	Code of Ethics for Seafarer Capital Partners, LLC revised March 4, 2024. (67)

(6)	Code of Ethics for Emerald Mutual Fund Advisers Trust.(48)

(7)	Code of Ethics for Kotak Mahindra Asset Management (Singapore) PTE LTD.(32)

(8)	Code of Ethics for Smith Capital Investors, LLC revised March 2025. (filed herewith)

(q)

(1)	Power of Attorney dated June 11, 2024 (63).

(1)	Incorporated by reference to the Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on August 28, 1997.

(2)	Incorporated by reference to the Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on November 20, 2007.

(3)	Incorporated by reference to the Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on May 6, 2008.

(4)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on August 20, 2009.

(5)	Incorporated by reference to the Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on August 28, 2009.

(6)	Incorporated by reference to the Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed on June 30, 2010.

(7)	Incorporated by reference to the Post-Effective Amendment No. 62 to Registrant’s Registration Statement filed on August 30, 2010.

(8)	Incorporated by reference to the Post-Effective Amendment No. 66 to Registrant’s Registration Statement filed on January 28, 2011.

(9)	Incorporated by reference to the Post-Effective Amendment No. 70 to Registrant’s Registration Statement filed on April 29, 2011.

(10)	Reserved

(11)	Incorporated by reference to the Post-Effective Amendment No. 80 to Registrant’s Registration Statement filed on August 29, 2011.

(12)	Incorporated by reference to the Post-Effective Amendment No. 82 to Registrant’s Registration Statement filed on September 22, 2011.

(13)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on December 23, 2011.

(14)	Incorporated by reference to the Post-Effective Amendment No. 88 to Registrant’s Registration Statement filed on December 29, 2011.

(15)	Incorporated by reference to the Post-Effective Amendment No. 90 to Registrant’s Registration Statement filed on January 30, 2012.

(16)	Incorporated by reference to the Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012.

(17)	Incorporated by reference to the Post-Effective Amendment No. 111 to Registrant’s Registration Statement filed on March 29, 2013.

(18)	Incorporated by reference to the Post-Effective Amendment No. 113 to Registrant’s Registration Statement filed on May 1, 2013.

(19)	Incorporated by reference to the Post-Effective Amendment No. 114 to Registrant’s Registration Statement filed on May 15, 2013.

(20)	Incorporated by reference to the Post-Effective Amendment No. 118 to Registrant’s Registration Statement filed on August 28, 2013.

(21)	Incorporated by reference to the Post-Effective Amendment No. 125 to Registrant’s Registration Statement filed on November 27, 2013.

(22)	Incorporated by reference to the Post-Effective Amendment No. 134 to Registrant’s Registration Statement filed on July 30, 2014.

(23)	Incorporated by reference to the Post-Effective Amendment No. 136 to Registrant’s Registration Statement filed on August 28, 2014.

(24)	Incorporated by reference to the Post-Effective Amendment No. 146 to Registrant’s Registration Statement filed on June 9, 2015.

(25)	Incorporated by reference to the Post-Effective Amendment No. 148 to Registrant’s Registration Statement filed on June 29, 2015.

(26)	Incorporated by reference to the Post-Effective Amendment No. 155 to Registrant’s Registration Statement filed on August 28, 2015.

(27)	Incorporated by reference to the Post-Effective Amendment No. 162 to Registrant’s Registration Statement filed on December 29, 2015.

(28)	Incorporated by reference to the Post-Effective Amendment No. 174 to Registrant’s Registration Statement filed on April 15, 2016.

(29)	Incorporated by reference to the Post-Effective Amendment No. 177 to Registrant’s Registration Statement filed on August 29, 2016.

(30)	Incorporated by reference to the Post-Effective Amendment No. 191 to Registrant’s Registration Statement filed on March 23, 2017.

(31)	Incorporated by reference to the Post-Effective Amendment No. 194 to the Registrant’s Registration Statement filed on May 10, 2017.

(32)	Incorporated by reference to the Post-Effective Amendment No. 196 to the Registrant’s Registration Statement filed on July 21, 2017.

(33)	Incorporated by reference to the Post-Effective Amendment No. 205 to the Registrant’s Registration Statement filed on December 29, 2017.

(34)	Incorporated by reference to the Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on February 28, 2018.

(35)	Incorporated by reference to the Post-Effective Amendment No. 208 to the Registrant’s Registration Statement filed on March 20, 2018.

(36)	Incorporated by reference to the Post-Effective Amendment No. 213 to the Registrant’s Registration Statement filed on June 12, 2018.

(37)	Incorporated by reference to the Post-Effective Amendment No. 215 to the Registrant’s Registration Statement filed on June 29, 2018.

(38)	Incorporated by reference to the Post-Effective Amendment No. 218 to the Registrant’s Registration Statement filed on August 28, 2018.

(39)	Incorporated by reference to the Post-Effective Amendment No. 225 to the Registrant’s Registration Statement filed on April 23, 2019.

(40)	Incorporated by reference to the Post-Effective Amendment No. 228 to the Registrant’s Registration Statement filed on August 8, 2019.

(41)	Incorporated by reference to the Post-Effective Amendment No. 230 to the Registrant’s Registration Statement filed on August 28, 2019.

(42)	Incorporated by reference to the Post-Effective Amendment No. 231 to the Registrant’s Registration Statement filed on September 12, 2019.

(43)	Incorporated by reference to the Post-Effective Amendment No. 238 to the Registrant’s Registration Statement filed on November 29, 2019.

(44)	Incorporated by reference to the Post-Effective Amendment No. 239 to the Registrant’s Registration Statement filed on December 2, 2019.

(45)	Incorporated by reference to the Post-Effective Amendment No. 242 to the Registrant’s Registration Statement filed on December 23, 2019.

(46)	Incorporated by reference to the Post-Effective Amendment No. 244 to the Registrant’s Registration Statement filed on February 28, 2020.

(47)	Incorporated by reference to the Post-Effective Amendment No. 246 to the Registrant’s Registration Statement filed on June 29, 2020.

(48)	Incorporated by reference to the Post-Effective Amendment No. 247 to the Registrant’s Registration Statement filed on August 28, 2020.

(49)	Incorporated by reference to the Post-Effective Amendment No. 248 to the Registrant’s Registration Statement filed on September 14, 2020.

(50)	Incorporated by reference to the Post-Effective Amendment No. 251 to the Registrant’s Registration Statement filed on February 26, 2021.

(51)	Incorporated by reference to the Post-Effective Amendment No. 252 to the Registrant’s Registration Statement filed on June 28, 2021.

(52)	Incorporated by reference to the Post-Effective Amendment No. 253 to the Registrant’s Registration Statement filed on August 27, 2021.

(53)	Incorporated by reference to the Post-Effective Amendment No. 254 to the Registrant’s Registration Statement filed on August 30, 2021.

(54)	Incorporated by reference to the Post-Effective Amendment No. 255 to the Registrant’s Registration Statement filed on October 1, 2021.

(55)	Incorporated by reference to the Post-Effective Amendment No. 256 to the Registrant’s Registration Statement filed on December 15, 2021.

(56)	Incorporated by reference to the Post-Effective Amendment No. 257 to the Registrant’s Registration Statement filed on December 30, 2021.

(57)	Incorporated by reference to the Post-Effective Amendment No. 258 to the Registrant’s Registration Statement filed on February 28, 2022.

(58)	Incorporated by reference to the Post-Effective Amendment No. 259 to the Registrant’s Registration Statement filed on March 1, 2022.

(59)	Incorporated by reference to Post-Effective Amendment No. 260 to the Registration Statement filed on August 29, 2022.

(60)	Incorporated by reference to Post-Effective Amendment No. 261 to the Registration Statement filed on February 28, 2023.

(61)	Incorporated by reference to Post-Effective Amendment No. 263 to the Registration Statement filed on August 28, 2023.

(62)	Incorporated by reference to Post-Effective Amendment No. 264 to the Registration Statement filed on February 28, 2024.

(63)	Incorporated by reference to Post-Effective Amendment No. 267 to the Registration Statement filed on June 20, 2024.

(64)	Incorporated by reference to Post-Effective Amendment No. 271 to the Registration Statement filed on July 5, 2024.

(65)	Incorporated by reference to Post-Effective Amendment No. 272 to the Registration Statement filed on July 5, 2024.

(66)	Incorporated by reference to Post-Effective Amendment No. 274 to the Registration Statement filed on August 16, 2024.

(67)	Incorporated by reference to Post-Effective Amendment No. 277 to the Registration Statement filed on August 28, 2024.

(68)	Incorporated by reference to Post-Effective Amendment No. 283 to the Registration Statement filed on October 4, 2024.

(69)	Incorporated by reference to Post-Effective Amendment No. 287 to the Registration Statement filed on October 30, 2024.

(70)	Incorporated by reference to Post-Effective Amendment No. 294 to the Registration Statement filed on February 28, 2025.

(71)	Incorporated by reference to Post-Effective Amendment No. 299 to the Registration Statement filed on August 28, 2025.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund a series of the Registrant, wholly owns and controls CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), an exempt company organized under the laws of Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the ALPS | CoreCommodity Management CompleteCommodities Strategy Fund’s annual and semi-annual reports to shareholders.

Item 30.	Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article X of the Registrant’s Trust Instrument (Exhibit (a)(1) and (a)(2) to the Registration Statement), Section 1.10 of the Distribution Agreement (Exhibit I(1) to the Registration Statement) and Section 15 of the Distribution Agreement (Exhibit I(6) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31.	Business and Other Connections of Investment Advisers and Sub-Advisers.

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Laton Spahr	President, Director	None	Not Applicable
Rahul Kanwar**	Authorized Representative	President and Chief Operating Officer, SS&C Technologies, Inc.; Authorized Representative, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., SS&C GIDS, Inc., and ALPS Fund Services, Inc.	Fund Servicing
Brian N. Schell***	Vice President, Treasurer	Vice President and Treasurer, ALPS Fund Services, Inc., ALPS Holdings, Inc.; Executive Vice President, Chief Financial Officer and Treasurer, SS&C Technologies Holdings, Inc.; Executive Vice President and Treasurer, SS&C GIDS, Inc.	Fund Servicing
Eric T. Parsons	Vice President, Controller, Assistant Treasurer	Vice President, Corporate Controller, ALPS Holdings, Inc., and Vice President, Controller, Assistant Treasurer, ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Jason White**	Secretary	Senior Vice President, General Counsel and Secretary, SS&C Technologies, Inc.; Executive Vice President and Secreatary, SS&C GIDS Inc.; Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., and ALPS Fund Services, Inc.	Fund Servicing
Eric Theroff****	Assistant Secretary	Vice President, Associate General Counsel and Assistant Secretary, SS&C Technologies Holdings, Inc., SS&C GIDS, Inc.; Assistant Secretary, ALPS Fund Services, Inc., ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc.,
Matthew Sutula	Chief Compliance Officer	None	Not Applicable
Adam Girard^	Tax Officer	Vice President of Corporate Tax, SS&C Technologies Holdings, Inc.; Tax Officer, SS&C GIDS, Inc., ALPS Holdings, Inc.; ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc.
Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	Senior Vice President, General Counsel and Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., and ALPS Fund Services, Inc.	Fund Servicing

Robert McClure	Director, Research and Strategy	None	Not Applicable
Richard Baker	Vice President, Portfolio Strategy	None	Not Applicable
Eric Hewitt	Director, Research and Strategy	None	Not Applicable
Alexander Hagmeyer	Director of Quantitative Research	None	Not Applicable
Mark T. Haley^^	Vice President	None	Not Applicable
Ryan Mischker	Vice President, Portfolio Management and Research	None	Not Applicable
Andy Hicks	Vice President, Index Management	None	Not Applicable
Hilary Quinn	Vice President	Vice President, ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc.	Fund Servicing

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Messrs. Kanwar and White is 4 Times Square, New York, NY 10036. IL 60606.

***	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago,

****	The principal business address for Mr. Theroff is 333 W. 11th Street, 5th Floor, Kansas City, MO 64105.

^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

^^	The principal business address for Mr. Haley is One Financial Center, 4th Floor, Boston, MA 02111.

VULCAN VALUE PARTNERS LLC

Name*	Position with Vulcan Value Partners	Other Business Connections	Type of Business
C.T. Fitzpatrick	Chief Executive Officer, Chief Investment Officer	Current – Chairman of the Board, Green Co. (Montgomery, Alabama)	Real Estate
Adam McClain	Principal / President	Former – First Vice President, Private Wealth Management Group, Sun Trust Bank (Memphis, Tennessee)	Financial Services
Hampton McFadden	Principal	Former – Director of Republic Capital Access (Washington D.C.), Co-Founder, CEO, and General Counsel of Republic Capital Access (Washington D.C.)	Financial Services
Vulcan Management, Inc.	Elected Manager	NA	Financial Services
James Ashley Mann	Chief Compliance Officer	Former – RFG Advisory	Financial Services
Richard Davis	Principal/ Chief Operating Officer/ Chief Financial Officer	Former - Harbert Management Corporation (Birmingham, AL)	Financial Services

*	The principal business address for each of the Vulcan Value Partners, LLC representatives is: 2801 Highway 280 South, Suite 300, Birmingham, AL 35223.

CORECOMMODITY MANAGEMENT, LLC

Name*	Position with CoreCommodity Management, LLC	Other Business Connections	Type of Business
Adam C. De Chiara	Founder, Co-President; Chief Investment Officer & Portfolio Manager, Institutional Division	Founder & Co-President CoreManagement, LLC Founder & Co-President CoreCommodity Capital, LLC Founder & Co-President CoreCommodity Indexes, LLC	Management company Holding Company Index Licensor
Bradford L. Klein	Founder & Co-President	Founder & Co-President CoreManagement, LLC Founder & Co-President CoreCommodity Capital, LLC Founder & Co-President CoreCommodity Indexes, LLC	Management Company Holding Company Index Licensor
Andrew R. Kaplan	Partner, Executive Vice President, Chief Operating Officer, Chief Legal Officer & Secretary	Executive Vice President, Chief Operating Officer, Chief Legal Officer & Secretary
CoreManagement, LLC
Executive Vice President, Chief Operating Officer, Chief Legal Officer & Secretary
CoreCommodity Capital, LLC
Executive Vice President, Chief Operating Officer, Chief Legal Officer & Secretary
		CoreCommodity Indexes, LLC	Management Company Holding Company Index Licensor
Todd A. Streichler	Partner, Managing Director, Chief Financial Officer	Managing Director, Chief Financial Officer CoreCommodity Capital, LLC Managing Director, Chief Financial Officer CoreCommodity Indexes, LLC	Holding Company Index Licensor
Michael S. Kaplan	Partner, Director of Operations	Partner, Director of Operations & Technology CoreCommodity Capital Partner, Director of Operations & Technology CoreCommodity Indexes, LLC	Holding Company Index Licensor
Michael S. Sheehy	Managing Director & Chief Compliance Officer	Managing Director & Chief Compliance Officer CoreCommodity Capital, LLC Managing Director & Chief Compliance Officer CoreCommodity Indexes, LLC	Holding Company Index Licensor

*	The principal business address for each of the CoreCommodity Management, LLC representatives is: 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901.

Kotak MAhindra ASSET MANAGEMENT (SINGAPORE) PTE Ltd.

EXECUTIVE DIRECTORS

Name*	Position with Kotak-Mahindra	Other Business Connections	Type of Business
Nitin Jain	Director & CEO, Kotak Mahindra Asset Management (Singapore) Pte Ltd.	Not Applicable	Not Applicable

*	The principal business address for Kotak Mahindra Asset Management (Singapore) Pte Ltd. is: 16 Raffles Quay, #31-02 Hong Leong Building, Singapore 048581.

SEAFARER CAPITAL PARTNERS, LLC

Name*	Position with Seafarer Capital Partners, LLC	Other Business Connections	Type of Business
Nicholas Borst	Vice President and Director of China Research	N/A	N/A
Andrew Foster	Chief Investment Officer, Portfolio Manager	N/A	N/A
Michelle Foster	Chief Executive Officer	N/A	N/A
David Lenik	Chief Compliance Officer and Fund Administration Manager	N/A	N/A

*	The principal business address for each of the Seafarer Capital Partners, LLC representatives is: 60 E. Sir Francis Drake Blvd., Suite 200, Larkspur, CA 94939.

EMERALD MUTUAL FUNDS ADVISERS TRUST

Name*	Position with Emerald Mutual Funds Advisers Trust	Other Business Connections	Type of Business
Kenneth Mertz	President, Chief Investment Officer and Portfolio Manager	President, Portfolio Manager (since 1/1/92) Emerald Advisers, LLC. 3175 Oregon Pike Leola, PA 17540 Portfolio Manager Emerald Separate Account Management, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser Investment adviser
Daniel Moyer	Executive Vice President

Executive Vice President, Managing Director (since 10/1/1992) and Assistant Secretary

Emerald Advisers, LLC.

3175 Oregon Pike

Leola, PA 17540

Managing Director (since 8/7/2009), Secretary and Treasurer

Emerald Separate Account Management, LLC

3175 Oregon Pike

Leola, PA 17540

Executive Vice President, Secretary and Treasurer

Emerald Asset Management PA, LLC.

3175 Oregon Pike

Leola, PA 17540

Investment adviser Investment adviser Holding company
James Meehan	Chief Compliance Officer

Chief Compliance Officer
(since 5/1/2009)

Emerald Advisers, LLC.

3175 Oregon Pike

Leola, PA 17540

Chief Compliance Officer
(since 8/7/2009)

Emerald Separate Account Management, LLC

3175 Oregon Pike

Leola, PA 17540

Chief Compliance Officer
(since 9/30/2015)

EmStone Advisers, LLC

3175 Oregon Pike

Leola, PA 17540

Investment adviser Investment adviser Investment adviser

Stacey Sears	Senior Vice President, Secretary and Portfolio Manager	Senior Vice President, Portfolio Manager (since 10/1/1992) Emerald Advisers, LLC. 3175 Oregon Pike Leola, PA 17540	Investment adviser
Steven Russell, Esq.	Portfolio Manager, Emerald Finance and Banking Innovation Fund	Portfolio Manager and Senior Research Analyst, Emerald Advisers, LLC. 3175 Oregon Pike Leola, PA 17540 Portfolio Manager Emerald Separate Account Management, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser Investment adviser
Joseph Garner	Director of Research, Portfolio Manager, Emerald Growth Fund	Director of Research Emerald Advisers, LLC. 3175 Oregon Pike Leola, PA 17540	Investment adviser
David Volpe, CFA	Portfolio Manager, Emerald Insights Fund

Deputy Chief Investment Officer, Portfolio Manager, Managing Director

Emerald Advisers, LLC.

3175 Oregon Pike

Leola, PA 17540

President

Emerald Asset Management PA, LLC.

3175 Oregon Pike

Leola, PA 17540

Investment adviser Holding company
Stephen Amsterdam	Portfolio Manager, Emerald Insights Fund	Senior Research Analyst, Portfolio Manager Emerald Advisers, LLC. 3175 Oregon Pike Leola, PA 17540	Investment adviser

*	The principal business address for each of the Emerald Mutual Funds Advisers Trust representatives is: 3175 Oregon Pike, Leola, PA 17540.

SMITH CAPITAL INVESTORS, LLC

Name*	Position with Smith Capital Investors, LLC	Other Business Connections	Type of Business
R. Gibson Smith	Managing Member	ETF Action (Advisor Board) Triple Black Slopes (Trustee)	Fintech Real Estate
Roberta O. Tucker	Chief Compliance Officer	None	N/A

*	The principal business address for each of the Smith Capital Investors, LLC representatives is: 1430 Blake Street, Denver, Colorado 80202.

ETF Action
4231 W 32ND Ave
Denver, CO 80212

Triple Black Slopes
8 Alexander Lane
Greenwood Village, CO 80121

Item 32.	Principal Underwriters.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds
1WS Credit Income Fund
abrdn ETFs Accordant ODCE Index Fund

Alpha Alternative Assets Fund
ALPS Series Trust
Alternative Credit Income Fund
Apollo Diversified Credit Fund
Apollo Diversified Real Estate Fund
AQR Funds

Axonic Alternative Income Fund
Axonic Funds
BBH Trust
Bluerock High Income Institutional Credit Fund
Bluerock Total Income+ Real Estate Fund
Brandes Investment Trust
Bridge Builder Trust
Cambria ETF Trust
Centre Funds
CION Ares Diversified Credit Fund
Columbia ETF Trust
Columbia ETF Trust I
Columbia ETF Trust II
CRM Mutual Fund Trust
DBX ETF Trust

Emerge ETF Trust
ETF Series Solutions (Vident Series)

Firsthand Funds
Flat Rock Core Income Fund
Flat Rock Opportunity Fund
FS Credit Income Fund
FS Energy Total Return Fund
FS Multi-Alternative Income Fund
FS Series Trust
FS MVP Private Markets Fund
Goehring & Rozencwajg Investment Funds
Goldman Sachs ETF Trust
Goldman Sachs ETF Trust II
Graniteshares ETF Trust
Hartford Funds Exchange-Traded Trust
Heartland Group, Inc.
IndexIQ Active ETF Trust

IndexIQ ETF Trust
Investment Managers Series Trust II (AXS-Advised Funds)
Janus Detroit Street Trust
Lattice Strategies Trust
Litman Gregory Funds Trust
Manager Directed Portfolios (Spyglass Growth Fund)
Meridian Fund, Inc.
Natixis ETF Trust
Natixis ETF Trust II
Opportunistic Credit Interval Fund
PRIMECAP Odyssey Funds
Principal Exchange-Traded Funds

RiverNorth Funds
RiverNorth Opportunities Fund, Inc.
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
RiverNorth Opportunistic Municipal Income Fund, Inc.
RiverNorth Managed Duration Municipal Income Fund, Inc.
RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.
RiverNorth Flexible Municipal Income Fund II, Inc.
SPDR Dow Jones Industrial Average ETF Trust
SPDR S&P 500 ETF Trust
SPDR S&P MidCap 400 ETF Trust
Sprott Funds Trust
Stone Ridge Longevity Risk Premium Fixed Income Trust
Stone Ridge Trust
Stone Ridge Trust II
Stone Ridge Trust IV
Stone Ridge Trust V
Stone Ridge Trust VIII
The Arbitrage Funds
Themes ETF Trust
Thrivent ETF Trust

USCF ETF Trust
Valkyrie ETF Trust II
Wasatch Funds

WesMark Funds
Wilmington Funds
X-Square Balanced Fund
X-Square Series Trust

ALPS Portfolio Solutions Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS ETF Trust, ALPS Variable Investment Trust, and Select Sector SPDRs Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian N. Schell**	Vice President and Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.
^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

To the best of Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell**	Vice President, Treasurer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.
^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices: (1) ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203; (2) ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203; (3) Vulcan Value Partners, LLC, 2801 Highway 280 South, Suite 300, Birmingham, AL 35223; (4) CoreCommodity Management, LLC, 680 Washington Blvd., 11th Floor, Stamford, Connecticut 06901; (5) Kotak Mahindra Asset Management (Singapore) Pte Ltd. is: 16 Raffles Quay, #31-02 Hong Leong Building, Singapore 048581; (6) Seafarer Capital Partners, LLC, 900 Larkspur Landing Circle, Suite 115, Larkspur, CA 94939; (7) Emerald Mutual Fund Advisers Trust, 3175 Oregon Pike, Leola, PA 17540; (8) Smith Capital Investors, LLC, 1430 Blake Street, Denver, Colorado 80202.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 300 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on the 2nd day of September, 2025.

FINANCIAL INVESTORS TRUST
(Registrant)

By:	/s/ Lucas Foss
Lucas Foss
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edmund J. Burke	Trustee	September 2, 2025
Edmund J. Burke*

/s/ Jeremy W. Deems	Trustee	September 2, 2025
Jeremy W. Deems*

/s/ Mary K. Anstine	Trustee	September 2, 2025
Mary K. Anstine*

/s/ Michael “Ross” Shell	Chairman and Trustee	September 2, 2025
Michael “Ross” Shell*

/s/ Lucas Foss	President, Principal Executive Officer	September 2, 2025
Lucas Foss

/s/ Paul Holland	Treasurer, Principal Financial Officer, Principal Accounting Officer	September 2, 2025
Paul Holland

*	Signature affixed by Brendan Hamill pursuant to a power of attorney dated June 11, 2024.

Exhibit List

(h)(61)	Expense Limitation Letter Agreement dated July 3, 2025, among Registrant, ALPS Advisors, Inc. and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. with respect to the Kotak India Equity Fund
(j)(3)	Consent of Cohen & Company, Ltd., as Independent Registered Public Accounting Firm, with respect to the Kotak India Equity Fund
(p)(2)	Code of Ethics for SS&C ALPS (includes ALPS Holdings, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc.) revised as of July 1, 2024
(p)(8)	Code of Ethics for Smith Capital Investors, LLC revised March 2025